UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2015

Date of reporting period:	August 1, 2014 – January 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PPT

Putnam Premier Income Trust

Semiannual report 1 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Premier Income
Trust

Semiannual report
1 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	12
Terms and definitions	14
Other information for shareholders	15
Summary of dividend reinvestment plans	16
Financial statements	18

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery is gaining steam, with three consecutive quarters of positive GDP growth, accelerated hiring, and rising consumer confidence, which recently hit multi-year highs. U.S. markets, however, have experienced some turbulence since the start of the year.

Cheaper energy prices benefit consumers and many businesses, but the sharp decline in oil prices has also fostered uncertainty. A stronger U.S. dollar may hurt profits for many large multinational companies headquartered in the United States that rely on exports for growth. In addition, investors appear to be anticipating when the Federal Reserve will begin raising interest rates. Overseas growth, meanwhile, remains tepid at best.

In an economically uncertain environment, it can be worthwhile to consider a range of investment opportunities. Putnam invests across many asset classes and pursues flexible strategies that seek out opportunities for growth or income with careful awareness of risk. Our experienced equity and fixed-income teams employ new ways of thinking and integrate innovative investment ideas into time-tested, traditional strategies. In today’s environment, it is also important to rely on your financial advisor, who can ensure your portfolio matches your individual goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

March 19, 2015

Performance
snapshot

Annualized total return (%) comparison as of 1/31/15

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

*Returns for the six-month period are not annualized, but cumulative.

4     Premier Income Trust

Interview with your fund’s portfolio manager

D. William Kohli

Bill, what was the bond market environment like from August 1, 2014, to January 31, 2015?

Fixed-income markets experienced several bouts of volatility during late summer and early fall. Yields on intermediate- to longer-dated bonds fell globally, and most bond market sectors underperformed U.S. Treasuries. High-yield mutual funds suffered record outflows due to technical factors, while emerging-market debt was disrupted by several unusual events, including the Russia/Ukraine situation and a technical default from Argentina.

As we moved further into fall, interest rates were volatile in September and October before settling down and generally declining during the remainder of the period. The yield on the benchmark 10-year Treasury rose to 2.63% in mid-September — its high for the period — then fell to 1.64% by period-end.

We were not surprised to see some degree of rate volatility, given that the Federal Reserve ended its bond-buying program in October while the European Union and Japan appeared poised to ramp up monetary stimulus. In fact, the European Central Bank [ECB] launched its version of quantitative easing in January, announcing that it would purchase approximately €60 billion per month of various types of debt securities. Additionally, with U.S. gross domestic product growing at a 5% annual rate in the third quarter of 2014 — its strongest pace in 11 years — investors sought to fine-tune

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/15. See pages 4 and 12–13 for additional fund performance information. Index descriptions can be found on page 14.

Premier Income Trust     5

their forecasts as to when the Fed may begin raising its target for short-term interest rates.

Oil prices continued a decline that began in midsummer on concerns that the global market was oversupplied. Supply concerns were partly fueled by a November 27 announcement by the Organization of Petroleum Exporting Countries [OPEC] — reiterated in January 2015 — that the cartel would not cut its output. Meanwhile, widespread deceleration of global economic growth, particularly in Europe and China, sapped demand. A rising U.S. dollar also put pressure on oil because oil is priced in dollars and becomes more expensive for buyers in other countries when the dollar strengthens, dampening their interest in the market. Falling oil prices weighed heavily on energy producers within the high-yield market, causing high-yield indexes to underperform. Lower oil prices also contributed to volatility in emerging markets [EM] because several EM countries are exporters of oil and other commodities. In February, shortly after the period ended, oil prices rebounded to just over $50 per barrel.

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To be announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.
6     Premier Income Trust

“We believe U.S. economic growth may
accelerate in 2015, given improving
trends in employment and a pickup in
consumer and business spending.”

Bill Kohli

The fund lagged its benchmark by a significant margin during the period. What factors hampered its relative performance?

It’s important to point out that the fund’s benchmark is composed of U.S. Treasury and agency securities, and these market sectors performed well during the past six months. Our strategy of investing in a variety of out-of-benchmark categories, which has served the fund well over the long term, was largely unrewarded during the period. However, the biggest overall detractor was the fund’s interest-rate and yield-curve positioning in the United States. The portfolio was defensively positioned for a rising-rate environment, resulting in an overall duration — a key measure of interest-rate sensitivity — that was negative on a net basis. Unfortunately, because rates generally fell during the period, this positioning worked against the fund’s performance.

Top holdings

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 1/31/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.
Premier Income Trust     7

Positions in high-yield bonds also hampered the fund’s return, as yields over Treasuries in the sector considerably widened due to concern about the impact of lower oil prices on energy-related high-yield issuers. [Prices of credit-sensitive bonds fall as yield spreads widen.] Market participants were worried that with oil prices falling by nearly 60% since June, defaults could increase among issuers with limited financial flexibility, particularly those with substantial exposure to energy exploration and production.

Our prepayment strategies, which we implemented with securities such as interest-only and inverse interest-only collateralized mortgage obligations [CMOs], were an additional detractor during the period. In January, President Obama authorized the Federal Housing Administration [FHA] to reduce the annual mortgage insurance premiums it charges to borrowers making small down payments. This group includes many first-time homebuyers, as well as those with little wealth for a down payment. Investors reacted to this development by pricing in the possibility of faster mortgage

Comparison of top security type weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Cash positions may represent collateral used to cover certain derivatives contracts.
8     Premier Income Trust

prepayment speeds, which dampened the returns of existing prepayment-sensitive mortgage-backed securities.

Turning to the plus side, which investments helped the fund’s performance?

Our active currency strategy was a major contributor. The U.S. dollar outpaced every other major currency during the period, and our long-dollar strategy bolstered the fund’s return. Short positions in the euro, the Canadian dollar, the Norwegian krone, and the Japanese yen — all of which weakened relative to the U.S. dollar — also aided performance. The euro and the yen weakened partly due to the expectation of increased monetary stimulus in the eurozone and Japan, while the currencies of Norway and Canada declined primarily because of weakness in energy prices.

Our mortgage credit investments, specifically positions in subordinated mezzanine commercial mortgage-backed securities [CMBS] also helped the fund’s performance. These securities benefited from supportive commercial real estate fundamentals amid an improving U.S. economy, along with persistent investor demand for higher-yielding bonds.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s yield-curve positioning. In addition, we employed interest-rate swaps and “swaptions” — the latter of which give us the option to enter into a swap contract — to try to offset the interest-rate and prepayment risks associated with our CMO holdings, and to help manage overall downside risk. We also utilized total return swaps as a hedging tool, and to help manage the portfolio’s sector exposure, as well as its inflation risk. Lastly, we utilized currency

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Premier Income Trust     9

forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your outlook for the coming months, and how are you positioning the fund?

We believe U.S. economic growth may accelerate in 2015, given improving trends in employment and a pickup in consumer and business spending. If this occurs, we think it sets the stage for the Fed to begin raising the federal funds rate. That said, with U.S. inflation still running below the central bank’s 2% target, we believe lower oil prices may allow the Fed to take a more dovish stance and defer the first rate increase until later in 2015. We’ll be monitoring these factors closely in the weeks to come.

Globally, we think the outlook for European rates appears more favorable than the outlook for U.S. rates. The ECB’s bond-buying program is likely to keep eurozone rates low for some time, in our view, while the Fed is preparing to begin raising rates. So, European duration looks comparatively more appealing to us.

Given this backdrop, we plan to maintain our diversified mortgage, corporate, and sovereign credit exposure primarily through allocations to mezzanine CMBS, high-yield bonds, and peripheral European sovereign bonds, respectively. As for prepayment risk, we expect to maintain our holdings of agency interest-only CMOs. Despite the new FHA policy, we continue to find prepayment risk attractive, given the potential for higher interest rates amid a strengthening U.S. economy. We’re also excited about ongoing opportunities we see in the foreign-exchange market. Many of the fundamental drivers of currency performance, such as divergent trends in U.S. and foreign economic growth and monetary policies, appear to be gaining momentum.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin; Kevin F. Murphy; Michael V. Salm; and Paul D. Scanlon, CFA.

10     Premier Income Trust

How closed-end funds differ from open-end funds

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

Putnam Premier Income Trust

Premier Income Trust     11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 1/31/15

	NAV	Market price	Barclays Government Bond Index	Lipper General Bond Funds (closed-end) category average*
Annual average
Life of fund	6.95%	6.75%	6.46%	7.58%
10 years	66.12	70.87	54.98	107.52
Annual average	5.21	5.50	4.48	7.32
5 years	31.01	22.65	21.17	56.00
Annual average	5.55	4.17	3.92	8.92
3 years	18.86	12.19	6.39	29.15
Annual average	5.93	3.91	2.09	8.71
1 year	0.20	0.94	6.15	6.08
6 months	–5.14	–3.29	4.92	0.24

Performance assumes reinvestment of distributions and does not account for taxes. Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/15, there were 28, 28, 23, 18, 17, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/15

Distributions
Number	6
Income	$0.156
Capital gains	—
Total	$0.156
Share value	NAV	Market Price
7/31/14	$6.20	$5.47
1/31/15	5.73	5.14
Current rate (end of period)	NAV	Market Price
Current dividend rate*	2.72%	3.04%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

*Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

12     Premier Income Trust

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/14

	NAV	Market price
Annual average
Life of fund	7.08%	6.84%
10 years	70.96	76.52
Annual average	5.51	5.85
5 years	37.17	25.29
Annual average	6.52	4.61
3 years	24.46	20.83
Annual average	7.57	6.51
1 year	1.79	2.13
6 months	–2.19	–2.67

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

Premier Income Trust     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

•Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

•Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

•Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

•Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

•Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings

14     Premier Income Trust

do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2013, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2013, up to 10% of the fund’s common shares outstanding as of October 7, 2013.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2015, Putnam employees had approximately $470,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Premier Income Trust     15

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent

16     Premier Income Trust

distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

Premier Income Trust     17

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18     Premier Income Trust

The fund’s portfolio 1/31/15 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (95.1%)*	Principal amount	Value
U.S. Government Agency Mortgage Obligations (95.1%)
Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, March 1, 2045	$5,000,000	$5,585,938
5 1/2s, TBA, February 1, 2045	5,000,000	5,591,797
4 1/2s, TBA, March 1, 2045	98,000,000	106,226,639
4 1/2s, TBA, February 1, 2045	57,000,000	61,853,903
4s, TBA, March 1, 2045	60,000,000	64,132,200
4s, TBA, February 1, 2045	60,000,000	64,251,564
3 1/2s, TBA, March 1, 2045	50,000,000	52,697,265
3 1/2s, TBA, February 1, 2045	36,000,000	38,030,623
3s, TBA, March 1, 2045	130,000,000	134,093,986
3s, TBA, February 1, 2045	124,000,000	128,214,066
		660,677,981
Total U.S. government and agency mortgage obligations (cost $657,258,243)		$660,677,981

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Notes
0.875%, September 15, 2016 [i]	$206,000	$208,380
1.500%, October 31, 2019 [i]	152,000	154,918
1.875%, November 30, 2021 [i]	50,000	51,453
1.000%, September 30, 2019 [i]	46,000	45,811
Total U.S. treasury obligations (cost $460,562)		$460,562

MORTGAGE-BACKED SECURITIES (45.4%)*	Principal amount	Value
Agency collateralized mortgage obligations (17.0%)
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, 5.168s, 2024	$1,502,000	$1,520,024
Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.934s, 2032	524,482	764,690
IFB Ser. 3408, Class EK, 25.123s, 2037	162,768	265,246
IFB Ser. 2979, Class AS, 23.663s, 2034	41,540	50,379
IFB Ser. 3072, Class SM, 23.186s, 2035	305,165	477,638
IFB Ser. 3072, Class SB, 23.039s, 2035	273,341	426,377
IFB Ser. 4165, Class SJ, IO, 5.934s, 2043	4,948,779	1,082,991
IFB Ser. 326, Class S1, IO, 5.834s, 2044	6,352,009	1,652,666
IFB Ser. 319, Class S2, IO, 5.834s, 2043	3,216,303	838,233
IFB Ser. 4240, Class SA, IO, 5.834s, 2043	7,129,296	1,622,129
IFB Ser. 317, Class S3, IO, 5.814s, 2043	8,324,918	2,265,252
IFB Ser. 325, Class S1, IO, 5.784s, 2044	6,590,353	1,678,036
IFB Ser. 326, Class S2, IO, 5.784s, 2044	15,173,504	3,957,872
IFB Ser. 308, Class S1, IO, 5.784s, 2043	5,348,077	1,433,392
IFB Ser. 269, Class S1, IO, 5.784s, 2042	5,418,967	1,329,814
IFB Ser. 314, Class AS, IO, 5.724s, 2043	4,033,132	1,034,733
Ser. 4122, Class TI, IO, 4 1/2s, 2042	5,944,195	998,625
Ser. 4000, Class PI, IO, 4 1/2s, 2042	3,547,612	576,132
Ser. 4024, Class PI, IO, 4 1/2s, 2041	5,907,305	864,366

Premier Income Trust     19

MORTGAGE-BACKED SECURITIES (45.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 4193, Class PI, IO, 4s, 2043	$7,915,238	$1,190,281
Ser. 304, Class C53, IO, 4s, 2032	3,875,437	618,248
Ser. 303, Class C19, IO, 3 1/2s, 2043	12,620,790	2,171,466
Ser. 304, Class C22, IO, 3 1/2s, 2042	4,316,307	938,291
Ser. 4122, Class AI, IO, 3 1/2s, 2042	9,340,692	1,171,074
Ser. 4122, Class CI, IO, 3 1/2s, 2042	8,463,692	1,061,122
Ser. 4105, Class HI, IO, 3 1/2s, 2041	4,168,939	564,558
Ser. 304, IO, 3 1/2s, 2027	7,611,663	900,993
Ser. 304, Class C37, IO, 3 1/2s, 2027	5,656,606	667,310
Ser. 4165, Class TI, IO, 3s, 2042	18,300,087	2,175,880
Ser. 4183, Class MI, IO, 3s, 2042	8,111,688	932,844
Ser. 4210, Class PI, IO, 3s, 2041	5,690,527	551,492
Ser. 304, Class C45, IO, 3s, 2027	7,158,571	819,487
Ser. T-57, Class 1AX, IO, 0.389s, 2043	4,012,675	43,255
Ser. 3326, Class WF, zero %, 2035 F	3,156	2,651
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.891s, 2036	260,426	488,397
IFB Ser. 07-53, Class SP, 23.583s, 2037	260,001	414,899
IFB Ser. 08-24, Class SP, 22.666s, 2038	266,139	396,200
IFB Ser. 05-75, Class GS, 19.745s, 2035	223,941	316,826
IFB Ser. 05-83, Class QP, 16.957s, 2034	328,423	447,920
IFB Ser. 13-10, Class KS, IO, 6.032s, 2043	4,169,023	922,646
IFB Ser. 13-19, Class DS, IO, 6.032s, 2041	8,843,670	1,583,570
IFB Ser. 13-41, Class SP, IO, 6.032s, 2040	3,067,374	454,002
IFB Ser. 12-134, Class SA, IO, 5.982s, 2042	5,993,481	1,505,431
IFB Ser. 13-19, Class SK, IO, 5.982s, 2043	5,455,713	1,066,583
IFB Ser. 12-128, Class ST, IO, 5.982s, 2042	4,064,144	974,257
IFB Ser. 13-18, Class SB, IO, 5.982s, 2041	4,003,711	602,558
IFB Ser. 13-124, Class SB, IO, 5.782s, 2043	4,273,766	1,133,847
IFB Ser. 411, Class S1, IO, 5.782s, 2042	5,594,971	1,338,597
IFB Ser. 13-128, Class CS, IO, 5.732s, 2043	7,764,265	2,019,718
IFB Ser. 13-102, Class SH, IO, 5.732s, 2043	6,255,282	1,653,772
Ser. 374, Class 6, IO, 5 1/2s, 2036	567,277	87,168
Ser. 12-132, Class PI, IO, 5s, 2042	7,848,506	1,268,868
Ser. 10-13, Class EI, IO, 5s, 2038	87,265	934
Ser. 378, Class 19, IO, 5s, 2035	1,716,756	284,788
Ser. 12-127, Class BI, IO, 4 1/2s, 2042	2,217,256	481,521
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	17,122,044	2,586,627
Ser. 409, Class 81, IO, 4 1/2s, 2040	7,978,093	1,235,516
Ser. 409, Class 82, IO, 4 1/2s, 2040	9,839,060	1,521,972
Ser. 366, Class 22, IO, 4 1/2s, 2035	606,647	41,986
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	2,927,934	358,467
Ser. 418, Class C24, IO, 4s, 2043	6,536,592	1,040,544
Ser. 13-41, Class IP, IO, 4s, 2043	5,778,153	942,128
Ser. 13-44, Class PI, IO, 4s, 2043	5,556,826	864,347
Ser. 13-60, Class IP, IO, 4s, 2042	4,027,289	649,302
Ser. 12-96, Class PI, IO, 4s, 2041	3,686,840	513,024

20     Premier Income Trust

MORTGAGE-BACKED SECURITIES (45.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 406, Class 2, IO, 4s, 2041	$3,331,425	$501,380
Ser. 406, Class 1, IO, 4s, 2041	2,330,893	352,897
Ser. 409, Class C16, IO, 4s, 2040	5,961,508	859,013
Ser. 418, Class C15, IO, 3 1/2s, 2043	13,922,668	2,301,917
Ser. 12-145, Class TI, IO, 3s, 2042	8,867,329	876,092
Ser. 13-35, Class IP, IO, 3s, 2042	7,498,801	778,586
Ser. 13-53, Class JI, IO, 3s, 2041	6,128,078	706,996
Ser. 13-23, Class PI, IO, 3s, 2041	7,571,782	696,453
Ser. 03-W10, Class 1, IO, 1.007s, 2043	625,162	15,483
Ser. 00-T6, IO, 0.717s, 2030	3,037,779	64,553
Ser. 99-51, Class N, PO, zero %, 2029	33,527	30,174
Government National Mortgage Association
IFB Ser. 10-163, Class SI, IO, 6.461s, 2037	5,255,445	466,204
IFB Ser. 11-56, Class MI, IO, 6.282s, 2041	5,314,060	993,782
IFB Ser. 13-116, Class SA, IO, 5.982s, 2043	4,534,165	866,388
IFB Ser. 13-129, Class SN, IO, 5.982s, 2043	3,420,402	587,488
IFB Ser. 13-182, Class LS, IO, 5.972s, 2043	3,903,287	900,632
IFB Ser. 12-77, Class MS, IO, 5.932s, 2042	3,444,742	945,685
IFB Ser. 13-99, Class AS, IO, 5.882s, 2043	2,888,339	541,275
IFB Ser. 11-128, Class TS, IO, 5.882s, 2041	2,868,758	454,411
IFB Ser. 11-70, Class SM, IO, 5.722s, 2041	5,423,710	910,099
IFB Ser. 11-70, Class SH, IO, 5.722s, 2041	5,599,000	981,113
Ser. 14-122, Class IC, IO, 5s, 2044	5,207,745	897,815
Ser. 14-25, Class MI, IO, 5s, 2043	3,688,039	643,341
Ser. 13-22, Class IE, IO, 5s, 2043	5,716,923	1,063,756
Ser. 13-22, Class OI, IO, 5s, 2043	5,364,848	1,078,603
Ser. 13-3, Class IT, IO, 5s, 2043	4,785,492	956,595
Ser. 13-6, Class IC, IO, 5s, 2043	4,417,578	781,955
Ser. 12-146, Class IO, IO, 5s, 2042	4,328,763	793,722
Ser. 13-6, Class CI, IO, 5s, 2042	3,291,265	549,049
Ser. 13-130, Class IB, IO, 5s, 2040	3,666,107	331,869
Ser. 13-16, Class IB, IO, 5s, 2040	5,138,673	319,866
Ser. 11-41, Class BI, IO, 5s, 2040	3,133,817	237,760
Ser. 10-35, Class UI, IO, 5s, 2040	2,543,308	537,274
Ser. 10-20, Class UI, IO, 5s, 2040	4,589,308	727,635
Ser. 10-9, Class UI, IO, 5s, 2040	23,496,729	4,675,669
Ser. 09-121, Class UI, IO, 5s, 2039	9,734,752	1,727,821
Ser. 13-34, Class IH, IO, 4 1/2s, 2043	8,605,584	1,256,454
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	1,738,941	269,901
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	1,994,645	130,390
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	599,984	72,130
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	9,097,854	1,381,236
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	20,241,389	3,500,940
Ser. 13-151, Class IB, IO, 4 1/2s, 2040	9,075,328	1,347,960
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	5,412,784	992,228
Ser. 09-121, Class BI, IO, 4 1/2s, 2039	3,279,454	717,676
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	2,099,544	195,237

Premier Income Trust     21

MORTGAGE-BACKED SECURITIES (45.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	$6,580,543	$560,596
Ser. 10-98, Class PI, IO, 4 1/2s, 2037	2,497,453	135,612
Ser. 14-174, Class IO, IO, 4s, 2044 F	5,548,833	1,030,957
Ser. 14-4, Class IC, IO, 4s, 2044	4,000,578	628,051
Ser. 13-165, Class IL, IO, 4s, 2043	3,323,248	513,176
Ser. 12-56, Class IB, IO, 4s, 2042	3,521,917	595,128
Ser. 12-47, Class CI, IO, 4s, 2042	9,085,890	1,374,241
Ser. 13-76, Class IO, IO, 3 1/2s, 2043	15,785,915	1,620,424
Ser. 13-28, Class IO, IO, 3 1/2s, 2043	5,389,689	552,864
Ser. 13-54, Class JI, IO, 3 1/2s, 2043	7,084,857	785,356
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	10,599,997	1,193,772
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	14,394,137	1,681,523
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	7,664,361	892,132
Ser. 12-140, Class IC, IO, 3 1/2s, 2042	7,992,188	1,507,646
Ser. 14-44, Class IA, IO, 3 1/2s, 2028	11,321,051	1,205,465
Ser. 06-36, Class OD, PO, zero %, 2036	10,411	9,434
		118,147,842
Commercial mortgage-backed securities (16.6%)
Banc of America Commercial Mortgage Trust Ser. 06-4, Class AJ, 5.695s, 2046	1,658,000	1,714,798
Banc of America Commercial Mortgage Trust 144A Ser. 07-5, Class XW, IO, 0.369s, 2051	150,209,549	1,275,579
Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB Ser. 05-5, Class D, 5.243s, 2045	1,456,000	1,476,093
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A Ser. 01-1, Class K, 6 1/8s, 2036	47,798	23,550
Bear Stearns Commercial Mortgage Securities Trust
Ser. 05-PWR7, Class D, 5.304s, 2041	1,026,000	1,016,191
Ser. 05-PWR7, Class B, 5.214s, 2041 F	1,641,000	1,652,364
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.435s, 2039	1,233,000	1,234,923
FRB Ser. 06-PW11, Class C, 5.435s, 2039	1,554,000	1,549,400
Ser. 06-PW14, Class XW, IO, 0.639s, 2038	40,286,991	350,094
CD Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.124s, 2044	2,160,000	2,138,400
Ser. 07-CD5, Class XS, IO, 0.171s, 2044	50,090,970	214,541
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E, 5.568s, 2047	950,000	1,018,381
Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class AJ, 5.772s, 2049	3,592,000	3,737,433
Ser. 06-C5, Class AJ, 5.482s, 2049	2,069,000	2,047,625
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 13-GC11, Class D, 4.458s, 2046	712,000	701,923
COMM Mortgage Trust FRB Ser. 07-C9, Class F, 5.795s, 2049	1,138,000	1,128,043
COMM Mortgage Trust 144A
FRB Ser. 13-LC6, Class D, 4.288s, 2046	475,000	451,118
FRB Ser. 07-C9, Class AJFL, 0.856s, 2049	642,000	620,923
Ser. 13-LC13, Class E, 3.719s, 2046	1,331,000	1,020,737

22     Premier Income Trust

MORTGAGE-BACKED SECURITIES (45.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Credit Suisse Commercial Mortgage Trust Ser. 06-C5, Class AX, IO, 0.717s, 2039	$46,366,305	$485,817
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)	1,196,870	598,435
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.419s, 2044	2,471,000	2,672,818
FFCA Secured Franchise Loan Trust 144A Ser. 00-1, Class X, IO, 0.99s, 2020	4,170,222	63,763
First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class G, 5.35s, 2035	891,000	682,864
GCCFC Commercial Mortgage Trust
FRB Ser. 05-GG3, Class E, 5.087s, 2042	1,127,000	1,125,546
FRB Ser. 05-GG3, Class D, 4.986s, 2042	1,937,000	1,934,494
GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1, Class AJ, 5.275s, 2044	2,124,000	2,149,191
GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3, Class B, 4.965s, 2041	718,231	712,930
GS Mortgage Securities Corp. II
Ser. 05-GG4, Class B, 4.841s, 2039	782,000	780,843
Ser. 05-GG4, Class AJ, 4.782s, 2039 F	2,015,000	2,031,731
GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.414s, 2046	1,284,000	1,274,794
Ser. 05-GG4, Class XC, IO, 0.703s, 2039 F	58,303,204	145,776
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.637s, 2045	756,000	794,148
Ser. 11-GC3, Class E, 5s, 2044	1,347,000	1,289,862
JPMBB Commercial Mortgage Securities Trust 144A FRB Ser. 13-C14, Class E, 4.561s, 2046	1,000,000	934,398
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.074s, 2051	2,840,000	3,002,647
FRB Ser. 06-LDP7, Class B, 5 7/8s, 2045	1,231,000	836,907
Ser. 06-LDP8, Class B, 5.52s, 2045	838,000	840,874
FRB Ser. 06-LDP6, Class B, 5.498s, 2043	1,841,000	1,841,000
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	1,965,000	1,974,569
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.174s, 2051	1,675,000	1,705,904
FRB Ser. 07-CB20, Class C, 6.174s, 2051	1,904,000	1,820,491
FRB Ser. 11-C3, Class F, 5.567s, 2046	953,000	980,408
FRB Ser. 12-C8, Class E, 4.666s, 2045	636,000	646,966
FRB Ser. 13-C13, Class D, 4.056s, 2046	1,065,000	1,029,818
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	1,249,000	971,347
Ser. 13-C13, Class E, 3.986s, 2046	1,489,000	1,250,794
Ser. 13-C10, Class E, 3 1/2s, 2047	1,865,000	1,362,569
Ser. 07-CB20, Class X1, IO, 0.313s, 2051	99,372,550	763,380
LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031 F	875,321	919,815
Ser. 98-C4, Class J, 5.6s, 2035	965,000	1,011,996

Premier Income Trust     23

MORTGAGE-BACKED SECURITIES (45.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class AJ, 5.72s, 2039	$1,619,000	$1,621,671
Ser. 06-C6, Class E, 5.541s, 2039	1,750,000	1,690,745
Ser. 06-C6, Class D, 5.502s, 2039	3,004,000	2,945,062
Ser. 07-C1, Class AJ, 5.484s, 2040	188,000	190,318
FRB Ser. 06-C6, Class C, 5.482s, 2039	2,523,000	2,475,694
Ser. 06-C1, Class AJ, 5.276s, 2041	944,000	967,496
Ser. 04-C8, Class E, 4.986s, 2039	1,467,000	1,468,834
Merrill Lynch Mortgage Investors Trust Ser. 96-C2, Class JS, IO, 2.371s, 2028	80,776	6
Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.266s, 2051	917,000	1,005,215
FRB Ser. 05-CIP1, Class B, 5.236s, 2038	1,046,000	1,025,080
Ser. 04-KEY2, Class D, 5.046s, 2039	2,993,000	2,993,000
Ser. 05-MCP1, Class D, 5.023s, 2043	1,017,000	1,014,559
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.938s, 2037	78,272	2,254
Ser. 07-C5, Class X, IO, 5.928s, 2049	2,105,479	112,012
ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ, 5.485s, 2046	944,000	957,622
ML-CFC Commercial Mortgage Trust 144A Ser. 06-4, Class AJFX, 5.147s, 2049	893,000	869,621
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.416s, 2046	832,000	815,027
FRB Ser. 13-C10, Class E, 4.083s, 2046	1,496,000	1,363,993
Morgan Stanley Capital I Trust
Ser. 06-HQ9, Class C, 5.842s, 2044	2,480,000	2,563,804
Ser. 07-HQ11, Class C, 5.558s, 2044	1,369,000	1,355,105
FRB Ser. 06-HQ8, Class D, 5.488s, 2044	1,715,000	1,688,640
Ser. 06-HQ10, Class AJ, 5.389s, 2041	998,000	1,003,709
Morgan Stanley Capital I, Inc. 144A FRB Ser. 04-RR, Class F7, 6s, 2039	2,183,114	2,070,553
STRIPS III, Ltd. 144A FRB Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)	376,000	75,200
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,096,020	274,005
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 4.958s, 2049	1,201,000	1,231,599
FRB Ser. 13-C6, Class D, 4.353s, 2046	936,000	908,669
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.002s, 2045	2,944,000	2,964,755
FRB Ser. 06-C25, Class AJ, 5.712s, 2043	1,146,000	1,181,755
Ser. 06-C24, Class AJ, 5.658s, 2045	820,000	836,482
Ser. 03-C9, Class E, 5.289s, 2035	50,689	50,689
Ser. 07-C34, IO, 0.309s, 2046	27,279,575	221,783
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 03-C8, Class H, 5.745s, 2035	300,907	285,326
FRB Ser. 05-C17, Class E, 5.455s, 2042	897,000	895,269
FRB Ser. 04-C15, Class G, 5.395s, 2041	1,500,000	1,449,180

24     Premier Income Trust

MORTGAGE-BACKED SECURITIES (45.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 12-LC5, Class E, 4.778s, 2045	$1,094,000	$1,037,550
FRB Ser. 13-LC12, Class D, 4.302s, 2046	1,373,000	1,317,548
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.635s, 2044	245,000	271,222
FRB Ser. 12-C7, Class E, 4.845s, 2045	318,000	325,574
FRB Ser. 13-C18, Class D, 4.673s, 2046	1,522,000	1,523,471
FRB Ser. 13-UBS1, Class D, 4.632s, 2046	1,896,000	1,913,310
Ser. 12-C6, Class E, 5s, 2045	1,243,000	1,175,791
Ser. 11-C4, Class F, 5s, 2044	1,993,000	1,928,089
Ser. 14-C19, Class D, 4.234s, 2047	2,157,000	2,020,106
Ser. 13-C12, Class E, 3 1/2s, 2048	1,628,000	1,314,530
		115,410,934
Residential mortgage-backed securities (non-agency) (11.8%)
Banc of America Funding Trust
FRB Ser. 14-R7, Class 3A1, 2.613s, 2036	1,006,508	1,031,671
FRB Ser. 14-R7, Class 3A2, 2.613s, 2036	315,000	265,451
BCAP, LLC FRB Ser. 13-RR1, Class 9A4, 6.546s, 2036	650,000	657,475
BCAP, LLC 144A FRB Ser. 14-RR2, Class 3A2, 1.073s, 2046	1,200,000	805,560
BCAP, LLC Trust
FRB Ser. 12-RR10, Class 9A2, 2.664s, 2035	2,320,000	2,163,632
FRB Ser. 12-RR5, Class 4A8, 0.338s, 2035	900,000	820,009
BCAP, LLC Trust 144A
FRB Ser. 12-RR2, Class 5A12, 6.268s, 2036	1,350,000	1,285,875
FRB Ser. 12-RR12, Class 4A7, 2.746s, 2036	1,250,000	1,159,375
FRB Ser. 15-RR2, Class 26A2, 2.613s, 2036	528,000	468,806
FRB Ser. 09-RR11, Class 2A2, 2.41s, 2035	1,970,000	1,792,700
Bear Stearns Adjustable Rate Mortgage Trust FRB Ser. 05-12, Class 12A1, 2.469s, 2036	1,536,154	1,359,496
Bear Stearns Asset Backed Securities I Trust
FRB Ser. 04-FR3, Class M6, 5.045s, 2034	76,336	38,833
FRB Ser. 05-HE5, Class M3, 1 1/4s, 2035	2,017,000	1,653,940
FRB Ser. 06-EC1, Class M3, 0.62s, 2035	2,220,000	1,665,000
Citigroup Mortgage Loan Trust FRB Ser. 07-WFH2, Class M2, 0.618s, 2037 F	1,100,000	786,500
Citigroup Mortgage Loan Trust 144A
FRB Ser. 10-7, Class 3A5, 5.979s, 2035	1,637,894	1,744,289
FRB Ser. 12-4, Class 3A2, 2.53s, 2036	1,667,560	1,475,791
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-WFH1, Class M1, 0.428s, 2037 F	2,335,000	1,891,350
Countrywide Alternative Loan Trust
FRB Ser. 05-76, Class 2A1, 1.114s, 2036	915,246	808,620
FRB Ser. 05-38, Class A3, 0.518s, 2035	2,879,253	2,497,752
FRB Ser. 05-59, Class 1A1, 0.499s, 2035	1,288,616	1,043,779
FRB Ser. 05-62, Class 1A1, 0.468s, 2035	2,102,371	1,734,456
FRB Ser. 07-OA10, Class 2A1, 0.418s, 2047	824,270	688,266
FRB Ser. 06-HY11, Class A1, 0.288s, 2036	1,708,581	1,452,294

Premier Income Trust     25

MORTGAGE-BACKED SECURITIES (45.4%)* cont.		Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Asset-Backed Certificates Trust
FRB Ser. 05-16, Class MV2, 0.65s, 2036		$950,000	$702,525
FRB Ser. 06-4, Class 2A3, 0.458s, 2036		850,000	713,728
Countrywide Home Loans Mortgage Pass-Through Trust FRB Ser. 06-OA5, Class 1A1, 0.368s, 2046		914,762	772,974
Credit Suisse Mortgage Trust 144A FRB Ser. 08-4R, Class 1A4, 0.554s, 2037		1,200,000	1,026,000
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes FRB Ser. 15-DN1, Class B, 11.671s, 2025		1,350,000	1,370,199
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.07s, 2043 (United Kingdom)	GBP	746,898	1,158,952
FRB Ser. 03-2, Class 2C1, 2.852s, 2043 (United Kingdom)	EUR	2,002,000	2,347,094
Green Tree Home Improvement Loan Trust Ser. 95-F, Class B2, 7.1s, 2021		$3,807	3,801
Morgan Stanley Resecuritization Trust 144A Ser. 13-R7, Class 9B, 5 1/2s, 2046		2,000,000	2,000,000
MortgageIT Trust
FRB Ser. 05-3, Class M2, 0.698s, 2035		852,321	742,372
FRB Ser. 05-3, Class A2, 0.518s, 2035		1,002,606	899,838
Newcastle Mortgage Securities Trust FRB Ser. 06-1, Class M2, 0.538s, 2036		950,000	749,360
Nomura Resecuritization Trust 144A FRB Ser. 14-7R, Class 2A3, 0.368s, 2035		1,597,821	1,320,279
Opteum Mortgage Acceptance Corp. Trust FRB Ser. 05-4, Class 1A2, 0.558s, 2035		786,593	715,800
RBSSP Resecuritization Trust 144A FRB Ser. 09-12, Class 16A2, 2.301s, 2035		1,700,000	1,525,750
Residential Accredit Loans, Inc. FRB Ser. 07-QH9, Class A1, 1.408s, 2037		1,798,221	1,170,642
Residential Accredit Loans, Inc. Trust FRB Ser. 06-QO7, Class 2A1, 0.964s, 2046 F		2,682,016	1,870,706
Residential Asset Mortgage Products Trust FRB Ser. 05-EFC2, Class M6, 0.878s, 2035		900,000	632,015
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 06-AR1, Class 2A1B, 1.184s, 2046		4,577,580	4,096,934
FRB Ser. 06-AR3, Class A1B, 1.114s, 2046		2,215,552	1,801,244
FRB Ser. 05-AR19, Class A1C3, 0.668s, 2045		4,957,594	4,375,076
FRB Ser. 05-AR13, Class A1C3, 0.658s, 2045		7,927,703	6,976,379
FRB Ser. 05-AR8, Class 2AC2, 0.628s, 2045		2,391,310	2,148,592
FRB Ser. 05-AR11, Class A1B2, 0.618s, 2045		1,412,802	1,278,585
FRB Ser. 05-AR13, Class A1B2, 0.598s, 2045		1,686,057	1,513,236
FRB Ser. 05-AR17, Class A1B2, 0.578s, 2045		1,528,301	1,323,967
FRB Ser. 05-AR15, Class A1B2, 0.578s, 2045		2,701,491	2,390,820
FRB Ser. 05-AR19, Class A1C4, 0.568s, 2045		1,480,021	1,295,019
FRB Ser. 05-AR11, Class A1B3, 0.568s, 2045		3,334,913	3,009,759
FRB Ser. 05-AR8, Class 2AC3, 0.558s, 2045		831,778	742,362
FRB Ser. 05-AR6, Class 2A1C, 0.508s, 2045		1,071,045	947,875

26     Premier Income Trust

MORTGAGE-BACKED SECURITIES (45.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Wells Fargo Mortgage Loan Trust FRB Ser. 12-RR2, Class 1A2, 0.336s, 2047	$1,250,000	$925,000
		81,837,803
Total mortgage-backed securities (cost $304,340,247)		$315,396,579

CORPORATE BONDS AND NOTES (33.1%)*		Principal amount	Value
Basic materials (2.9%)
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021		$85,000	$94,316
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024		203,000	221,596
ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)		681,000	813,965
ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s, 2039 (France)		265,000	274,275
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020		625,000	654,688
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)		340,000	340,850
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		430,000	461,175
Cemex Finance, LLC 144A company guaranty sr. notes 6s, 2024 (Mexico)		1,120,000	1,054,480
Cemex SAB de CV 144A company guaranty sr. notes 9 1/2s, 2018 (Mexico)		210,000	227,850
Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s, 2019 (Mexico)		420,000	424,200
Cemex SAB de CV 144A company guaranty sr. notes 5.7s, 2025 (Mexico)		250,000	230,625
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024		486,000	478,710
Coveris Holdings SA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg)		450,000	455,063
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021		550,000	561,000
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)		183,000	180,941
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7 1/4s, 2022 (Canada)		463,000	386,605
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)		118,000	98,825
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		681,000	713,348
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020		357,000	406,980
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020		318,000	298,721
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018		306,000	262,395
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)		330,000	320,925
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)		400,000	389,000
Huntsman International, LLC company guaranty sr. unsec. notes 5 1/8s, 2021	EUR	100,000	118,661

Premier Income Trust     27

CORPORATE BONDS AND NOTES (33.1%)* cont.	Principal amount	Value
Basic materials cont.
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021	$551,000	$592,325
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	585,000	587,194
Huntsman International, LLC 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	100,000	99,750
Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s, 2020 (United Kingdom)	100,000	105,375
INEOS Group Holdings SA 144A company guaranty sr. unsec. notes 6 1/8s, 2018 (Luxembourg)	615,000	593,475
INEOS Group Holdings SA 144A company guaranty sr. unsec. notes 5 7/8s, 2019 (Luxembourg)	230,000	218,500
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	615,000	668,813
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	526,000	560,190
Mercer International, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2022 (Canada)	282,000	289,755
Momentive Performance Materials, Inc. company guaranty sr. notes 3.88s, 2021	346,000	298,425
Momentive Performance Materials, Inc. escrow company guaranty sr. notes 8 7/8s, 2020 F	346,000	3
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	278,000	274,873
NOVA Chemicals Corp. 144A sr. unsec. notes 5s, 2025 (Canada)	95,000	98,563
Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s, 2017 (Sweden)	653,000	646,470
PQ Corp. 144A sr. notes 8 3/4s, 2018	315,000	322,875
PSPC Escrow Corp. 144A sr. unsec. notes 6 1/2s, 2022	305,000	311,100
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020	225,000	223,313
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	547,000	556,573
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022	420,000	408,450
Sealed Air Corp. 144A company guaranty sr. unsec. notes 8 3/8s, 2021	30,000	33,675
Sealed Air Corp. 144A company guaranty sr. unsec. notes 6 7/8s, 2033	502,000	517,060
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	247,000	272,318
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	320,000	332,800
Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	180,000	184,725
Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	129,000	131,580
Smurfit Kappa Acquisitions 144A company guaranty sr. notes 4 7/8s, 2018 (Ireland)	200,000	207,000
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	118,000	138,355
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022	75,000	80,063
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2019	95,000	100,700
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	45,000	45,900

28     Premier Income Trust

CORPORATE BONDS AND NOTES (33.1%)* cont.		Principal amount	Value
Basic materials cont.
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2024		$110,000	$112,200
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2021		70,000	71,575
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021		142,000	141,823
TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020		334,000	304,775
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021		285,000	295,688
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023		125,000	118,125
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024		476,000	510,510
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021		555,000	577,200
			20,501,288
Capital goods (2.1%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020		1,065,000	1,075,650
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019		974,000	1,100,620
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024		280,000	271,600
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2022		415,000	409,813
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024		524,000	505,660
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022		240,000	245,400
Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		127,000	140,970
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020		553,000	595,858
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023		438,000	438,000
Crown Cork & Seal Co., Inc. sr. unsec. bonds 7 3/8s, 2026		145,000	160,950
Gates Global, LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022		818,000	766,875
Huntington Ingalls Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2021		195,000	202,313
KION Finance SA 144A sr. unsub. notes 6 3/4s, 2020 (Luxembourg)	EUR	145,000	177,117
KLX, Inc. 144A company guaranty sr. unsec. unsub. notes 5 7/8s, 2022		$150,000	148,125
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		660,000	962,407
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022		605,000	651,888
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023		587,000	545,910
Moog, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2022		170,000	173,400
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		360,000	386,100

Premier Income Trust     29

CORPORATE BONDS AND NOTES (33.1%)* cont.		Principal amount	Value
Capital goods cont.
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022		$744,000	$762,600
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2025		350,000	365,750
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018		624,000	661,440
Rexam PLC unsec. sub. FRB bonds 6 3/4s, 2067 (United Kingdom)	EUR	135,000	153,725
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 7 7/8s, 2019		$330,000	349,388
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020		142,000	145,195
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9 7/8s, 2019		210,000	223,125
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 9s, 2019		185,000	191,013
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 8 1/4s, 2021 (New Zealand)		845,000	858,731
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020		100,000	103,500
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021		662,000	671,930
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021		105,000	111,300
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6 1/2s, 2024		95,000	96,188
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2020		570,000	559,313
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022		192,000	205,920
			14,417,774
Communication services (4.5%)
Altice Financing SA 144A company guaranty sr. notes 6 5/8s, 2023 (Luxembourg)		400,000	412,000
Altice SA 144A company guaranty sr. notes 7 3/4s, 2022 (Luxembourg)		1,000,000	1,032,500
Altice SA 144A company guaranty sr. unsec. notes 7 5/8s, 2025 (Luxembourg)		550,000	561,688
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		472,000	525,100
Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		400,000	451,000
Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018		45,000	49,275
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021		223,000	234,150
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022		649,000	652,245
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023		820,000	810,775
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019		139,000	144,386
30     Premier Income Trust

CORPORATE BONDS AND NOTES (33.1%)* cont.		Principal amount	Value
Communication services cont.
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 3/4s, 2024		$380,000	$385,225
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 1/2s, 2022		402,000	407,528
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023		393,000	438,686
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020		95,000	99,964
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R		697,000	714,425
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R		205,000	206,538
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		170,000	190,400
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024		300,000	301,125
Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)		260,000	252,980
Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		887,000	900,305
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024		430,000	432,150
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 4 1/4s, 2018		801,000	815,018
Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		384,000	430,080
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021		160,000	164,800
Frontier Communications Corp. sr. unsec. unsub. notes 7 5/8s, 2024		115,000	121,613
Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019		332,000	354,825
Intelsat Jackson Holdings SA company guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)		190,000	194,750
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)		323,000	342,380
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)		278,000	280,780
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)		1,317,000	1,305,476
Level 3 Communications, Inc. 144A sr. unsec. unsub. notes 5 3/4s, 2022		140,000	141,050
Level 3 Escrow II, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2022		475,000	482,125
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020		332,000	362,046
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 7s, 2020		44,000	46,860
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021		150,000	155,625
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †		145,000	128,325
Numericable Group SA 144A sr. bonds 6 1/4s, 2024 (France)		450,000	464,625
Numericable Group SA 144A sr. notes 6s, 2022 (France)		1,075,000	1,096,500
Numericable-SFR 144A sr. bonds 5 5/8s, 2024 (France)	EUR	110,000	131,758
PAETEC Holding Corp. company guaranty sr. unsec. notes 9 7/8s, 2018		$371,000	391,405
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)		413,000	425,390

Premier Income Trust     31

CORPORATE BONDS AND NOTES (33.1%)* cont.		Principal amount	Value
Communication services cont.
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		$382,000	$454,548
SBA Telecommunications, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2020		125,000	129,063
Sprint Capital Corp. company guaranty 6 7/8s, 2028		745,000	685,400
Sprint Communications, Inc. sr. unsec. unsub. notes 8 3/8s, 2017		695,000	754,075
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		238,000	239,785
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018		656,000	756,040
Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023		929,000	941,774
Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021		465,000	464,303
Sunrise Communications International SA 144A company guaranty sr. notes 7s, 2017 (Luxembourg)	CHF	160,000	180,614
Sunrise Communications International SA 144A company guaranty sr. notes 7s, 2017 (Luxembourg)	EUR	100,000	117,124
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023		$855,000	884,925
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.464s, 2019		175,000	181,344
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025		320,000	325,600
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021		480,000	495,600
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022		455,000	469,219
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023		291,000	297,548
Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s, 2024 (Luxembourg)	EUR	680,000	862,785
Telenet Finance V Luxembourg SCA 144A sr. notes 6 1/4s, 2022 (Luxembourg)	EUR	200,000	244,645
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH company guaranty sr. notes 5 5/8s, 2023 (Germany)	EUR	244,000	300,535
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH company guaranty sr. notes Ser. REGS, 5 3/4s, 2023 (Germany)	EUR	259,000	319,010
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A company guaranty sr. notes 5 1/8s, 2023 (Germany)	EUR	535,000	648,869
UPC Holdings BV bonds 8 3/8s, 2020 (Netherlands)	EUR	677,000	826,211
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)		$662,000	680,205
Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021 (United Kingdom)	GBP	535,000	849,509
West Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022		$180,000	173,025
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019		835,000	860,050
Wind Acquisition Finance SA 144A company guaranty sr. unsec. bonds 7 3/8s, 2021 (Luxembourg)		225,000	218,250
Wind Acquisition Finance SA 144A sr. bonds 4s, 2020 (Luxembourg)	EUR	290,000	324,587

32     Premier Income Trust

CORPORATE BONDS AND NOTES (33.1%)* cont.		Principal amount	Value
Communication services cont.
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021		$254,000	$257,810
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023		294,000	270,848
Ziggo Bond Finance BV 144A sr. unsec. notes 4 5/8s, 2025 (Netherlands)	EUR	115,000	132,280
			31,383,457
Consumer cyclicals (5.9%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022		$778,000	772,165
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020		196,000	213,150
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022		255,000	260,738
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018		471,000	532,932
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020		512,000	565,760
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017		430,000	430,000
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021		132,000	107,580
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)		535,000	548,375
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)		225,000	228,420
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021		360,000	385,200
Building Materials Corp. of America 144A sr. unsec. notes 5 3/8s, 2024		680,000	690,200
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2025		315,000	326,025
CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas Capital Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024		459,000	475,065
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021		235,000	238,525
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024		100,000	101,000
Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes 8 1/4s, 2021		705,000	784,313
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022		165,000	164,175
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023		140,000	134,225
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021		83,000	87,980
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020		298,000	314,390

Premier Income Trust     33

CORPORATE BONDS AND NOTES (33.1%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022		$865,000	$892,031
Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		407,000	415,140
Dana Holding Corp. sr. unsec. notes 5 1/2s, 2024		235,000	237,644
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023		979,000	1,018,160
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)		465,000	484,763
FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		414,000	431,595
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020		359,000	369,770
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019		9,000	9,315
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021		493,000	493,000
General Motors Co. sr. unsec. unsub. notes 5.2s, 2045		205,000	228,714
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		313,000	297,350
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020		400,000	412,000
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018		145,000	148,625
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		616,000	632,940
Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	600,000	489,887
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020		$207,000	144,900
Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)		195,000	249,410
Grupo Televisa SAB sr. unsec. notes 6s, 2018 (Mexico)		69,000	77,627
Grupo Televisa SAB sr. unsec. unsub. notes Ser. EMTN, 7 1/4s, 2043 (Mexico)	MXN	6,600,000	410,395
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		$352,000	367,840
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡		245,000	247,450
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021		615,000	596,550
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019		741,000	722,475
Interactive Data Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2019		98,000	98,245
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021		245,000	254,188
Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2020		295,000	311,963
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		821,000	849,735
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		535,000	494,875
Jo-Ann Stores, LLC 144A sr. unsec. notes 9 3/4s, 2019 ‡‡		280,000	231,000
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		457,000	516,410
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022		190,000	205,675

34     Premier Income Trust

CORPORATE BONDS AND NOTES (33.1%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022	$130,000	$135,200
Lamar Media Corp. company guaranty sr. unsec. notes 5 3/8s, 2024	187,000	193,545
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	570,000	605,625
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022	580,000	576,520
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	200,000	202,000
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	256,000	266,240
Masonite International Corp. 144A company guaranty sr. notes 8 1/4s, 2021	574,000	609,875
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	640,000	622,400
Media General Financing Sub, Inc. 144A sr. unsec. notes 5 7/8s, 2022	95,000	95,475
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020	410,000	433,575
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	378,000	378,945
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	348,000	366,270
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	1,206,979	1,306,555
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	260,000	261,300
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	301,000	314,545
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8s, 2021	220,000	227,700
Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	598,000	614,445
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	666,000	699,300
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	418,000	444,125
Owens Corning company guaranty sr. unsec. notes 9s, 2019	211,000	259,150
Owens Corning company guaranty sr. unsec. unsub. notes 4.2s, 2024	390,000	402,356
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	513,000	500,175
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	439,000	456,560
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/8s, 2024	330,000	335,775
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018	235,000	244,400
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032	265,000	304,088
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	388,000	381,210
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	80,000	79,400
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019	90,000	95,400

Premier Income Trust     35

CORPORATE BONDS AND NOTES (33.1%)* cont.		Principal amount	Value
Consumer cyclicals cont.
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018		$555,000	$571,650
Sabre, Inc. 144A sr. notes 8 1/2s, 2019		445,000	478,375
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018		122,000	102,480
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020		115,000	80,500
Scientific Games International, Inc. 144A company guaranty sr. notes 7s, 2022		345,000	348,881
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 10s, 2022		680,000	623,900
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021		227,000	234,945
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 5 3/8s, 2021		57,000	57,143
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022		64,000	65,920
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024		366,000	361,425
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024		333,000	340,493
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020		505,000	517,625
Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022		50,000	52,500
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021		770,000	779,625
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022		25,000	26,688
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020		30,000	31,800
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2020		150,000	157,875
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021		562,000	573,240
Standard Pacific Corp. company guaranty sr. unsec. notes 5 7/8s, 2024		195,000	193,538
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		85,000	79,900
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024		165,000	153,450
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021		747,000	704,048
Thomas Cook Finance PLC 144A company guaranty sr. unsec. bonds 6 3/4s, 2021 (United Kingdom)	EUR	813,000	925,029
Tri Pointe Holdings, Inc. 144A sr. unsec. unsub. notes 5 7/8s, 2024		$680,000	654,500
TRW Automotive, Inc. 144A company guaranty sr. notes 7 1/4s, 2017		800,000	876,000
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021		115,000	116,150
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021		204,000	218,790
Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		455,000	474,338
			40,912,852

36     Premier Income Trust

CORPORATE BONDS AND NOTES (33.1%)* cont.		Principal amount	Value
Consumer staples (1.9%)
Ashtead Capital, Inc. 144A company guaranty notes 5 5/8s, 2024		$310,000	$320,075
Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022		828,000	894,240
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		400,000	408,000
BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)		795,000	814,875
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019		584,000	571,955
CEC Entertainment, Inc. company guaranty sr. unsec. notes 8s, 2022		241,000	234,373
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021		886,000	952,450
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023		115,000	117,875
Constellation Brands, Inc. company guaranty sr. unsec. notes 3 3/4s, 2021		585,000	590,850
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022		200,000	226,000
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 4 3/4s, 2024		40,000	41,900
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 3 7/8s, 2019		35,000	36,006
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R		461,000	458,695
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R		285,000	285,000
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		800,000	720,000
Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018 (United Kingdom)	GBP	236,000	372,348
ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s, 2023 (Brazil)		$310,000	293,725
HJ Heinz Co. company guaranty notes 4 1/4s, 2020		804,000	810,533
HJ Heinz Co. 144A company guaranty notes 4 7/8s, 2025		270,000	270,675
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020 (Brazil)		150,000	157,782
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)		810,000	837,338
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		135,000	139,050
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		225,000	241,875
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021		320,000	313,600
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021		540,000	552,150
Rite Aid Corp. company guaranty sr. unsec. unsub. notes 9 1/4s, 2020		535,000	587,163
Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		125,000	133,438
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022		481,000	527,898
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024		330,000	334,950
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023		330,000	342,788

Premier Income Trust     37

CORPORATE BONDS AND NOTES (33.1%)* cont.		Principal amount	Value
Consumer staples cont.
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡		$195,000	$190,125
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022		454,000	478,970
			13,256,702
Energy (4.9%)
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021		309,000	322,133
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022		340,000	362,270
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023		574,000	588,350
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021		355,000	87,863
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2022		300,000	287,250
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021		324,000	315,900
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)		440,000	377,300
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)		41,000	35,568
California Resources Corp. 144A company guaranty sr. unsec. notes 6s, 2024		580,000	471,975
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020		245,000	211,313
Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018		289,000	289,434
Chaparral Energy, Inc. company guaranty sr. unsec. notes 9 7/8s, 2020		325,000	191,750
Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021		5,000	2,900
Chesapeake Energy Corp. company guaranty sr. unsec. bonds 6 1/4s, 2017	EUR	145,000	172,044
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023		$115,000	119,025
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022		216,000	213,030
Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022		515,000	538,175
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		448,000	448,000
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022		204,000	204,000
Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	515,000	113,602
Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		$101,000	28,280
CONSOL Energy, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022		205,000	177,838
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021		74,000	69,005

38     Premier Income Trust

CORPORATE BONDS AND NOTES (33.1%)* cont.	Principal amount	Value
Energy cont.
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022	$405,000	$358,425
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018	302,000	191,770
Exterran Partners LP/EXLP Finance Corp. company guaranty sr. unsec. notes 6s, 2021	146,000	124,830
Exterran Partners LP/EXLP Finance Corp. 144A company guaranty sr. unsec. notes 6s, 2022	355,000	298,200
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022	245,000	183,750
Gazprom OAO Via Gaz Capital SA sr. unsec. notes Ser. REGS, EMTN, 7.288s, 2037 (Russia)	780,000	672,750
Gazprom OAO Via Gaz Capital SA 144A sr. unsec. notes 7.288s, 2037 (Russia)	575,000	491,798
Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes 9 1/4s, 2019 (Russia)	1,855,000	1,822,538
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	719,000	713,608
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	200,000	198,500
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	390,000	260,325
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	765,000	508,725
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	340,000	365,500
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	100,000	103,750
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	160,000	144,000
Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021	275,000	165,000
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	125,000	127,188
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	287,000	289,870
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	728,000	413,140
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	353,000	259,455
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2019	407,000	316,443
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	605,000	461,313
Lone Pine Resources Canada, Ltd. escrow company guaranty sr. unsec. unsub. notes 10 3/8s, 2017 (Canada) F	184,000	10
Lukoil International Finance BV 144A company guaranty sr. unsec. unsub. bonds 6.656s, 2022 (Russia)	1,080,000	945,000
Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016 (In default) †	520,000	374,400
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	180,000	178,875

Premier Income Trust     39

CORPORATE BONDS AND NOTES (33.1%)* cont.	Principal amount	Value
Energy cont.
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023	$196,000	$180,320
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	324,000	298,283
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	460,000	301,300
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	211,000	135,040
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	200,000	96,000
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	678,000	325,440
Pertamina Persero PT 144A sr. unsec. notes 4 7/8s, 2022 (Indonesia)	270,000	278,991
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s, 2023 (Indonesia)	400,000	397,000
Petrobras Global Finance BV company guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)	960,000	963,600
Petrobras Global Finance BV company guaranty sr. unsec. notes 6 7/8s, 2040 (Brazil)	40,000	33,032
Petrobras Global Finance BV company guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	960,000	862,502
Petroleos de Venezuela SA company guaranty sr. unsec. notes 5 1/4s, 2017 (Venezuela)	4,035,000	1,492,950
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5 3/8s, 2027 (Venezuela)	2,067,000	624,027
Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)	323,000	153,910
Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015 (Venezuela)	1,022,000	884,030
Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)	6,688,000	3,822,192
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 6s, 2026 (Venezuela)	2,345,000	715,401
Petroleos de Venezuela SA 144A company guaranty sr. unsec. unsub. notes 9s, 2021 (Venezuela)	390,000	137,056
Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds 6 5/8s, 2035 (Mexico)	340,000	390,082
Petroleos Mexicanos company guaranty unsec. unsub. notes 8s, 2019 (Mexico)	1,440,000	1,710,000
Petroleos Mexicanos 144A company guaranty sr. unsec. notes 4 1/2s, 2026 (Mexico)	95,000	94,921
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 5 5/8s, 2046 (Mexico)	525,000	534,834
Rose Rock Midstream LP/Rose Rock Finance Corp. company guaranty sr. unsec. notes 5 5/8s, 2022	135,000	129,600
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	300,000	273,750
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	255,000	240,338

40     Premier Income Trust

CORPORATE BONDS AND NOTES (33.1%)* cont.		Principal amount	Value
Energy cont.
Sabine Pass Liquefaction, LLC company guaranty sr. notes 5 5/8s, 2023		$210,000	$210,000
Sabine Pass Liquefaction, LLC sr. notes 6 1/4s, 2022		220,000	227,700
Sabine Pass Liquefaction, LLC sr. notes 5 3/4s, 2024		210,000	211,050
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020		175,000	177,625
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020		950,000	294,500
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)		365,000	365,073
Seventy Seven Energy, Inc. sr. unsec. notes 6 1/2s, 2022		45,000	18,000
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018		385,000	304,150
SM Energy Co. sr. unsec. notes 6 5/8s, 2019		144,000	144,000
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023		245,000	240,100
Tervita Corp. 144A company guaranty sr. notes 9s, 2018 (Canada)	CAD	103,000	69,710
Tervita Corp. 144A sr. notes 8s, 2018 (Canada)		$125,000	110,313
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)		105,000	63,021
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022		70,000	49,350
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		582,000	547,080
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021		450,000	428,625
			34,131,064
Financials (5.0%)
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031		618,000	797,993
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020		1,320,000	1,567,500
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058		163,000	223,310
Baggot Securities, Ltd. 144A jr. sub. notes 10.24s, perpetual maturity (Ireland)	EUR	1,630,000	1,936,684
Banco do Brasil SA/Cayman 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		$1,455,000	1,443,134
Banco Nacional de Costa Rica 144A sr. unsec. notes 4 7/8s, 2018 (Costa Rica)		250,000	249,500
Bank of America Corp. jr. unsec. sub. FRN notes Ser. Z, 6 1/2s, perpetual maturity		185,000	193,730
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025		175,000	185,500
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023		191,000	200,073
CIT Group, Inc. sr. unsec. notes 5s, 2023		255,000	267,750
CIT Group, Inc. sr. unsec. notes 5s, 2022		315,000	331,144
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		310,000	330,925
CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019		155,000	154,613
CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		470,000	506,425
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		380,000	403,142
Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019		262,000	154,580

Premier Income Trust     41

CORPORATE BONDS AND NOTES (33.1%)* cont.		Principal amount	Value
Financials cont.
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2021		$372,000	$372,000
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020		373,000	276,020
Dresdner Funding Trust I jr. unsec. sub. notes 8.151s, 2031		500,000	595,000
Dresdner Funding Trust I 144A bonds 8.151s, 2031		579,000	689,010
E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		584,000	624,880
E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022		295,000	309,750
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066		244,000	151,280
Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021		475,000	475,000
HSBC Capital Funding LP/Jersey bank guaranty jr. unsec. sub. FRB bonds 5.13s, perpetual maturity (Jersey)	EUR	486,000	567,028
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡		$161,000	157,780
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020		823,000	860,940
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022		440,000	449,900
International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022		20,000	22,300
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		265,000	278,913
iStar Financial, Inc. sr. unsec. notes 5s, 2019 R		25,000	24,563
Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		670,000	917,632
Lloyds Bank PLC jr. unsec. sub. FRN notes Ser. EMTN, 13s, perpetual maturity (United Kingdom)	GBP	175,000	458,638
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes 6.657s, perpetual maturity (United Kingdom)		$320,000	348,800
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R		177,000	189,390
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		505,000	542,875
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020		185,000	171,125
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		499,000	431,635
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022		86,000	91,268
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019		228,000	176,700
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2019		263,000	272,205
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021		235,000	243,225
PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		305,000	314,150
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		120,000	112,200
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021		520,000	496,600
Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes Ser. U, 7.64s, perpetual maturity (United Kingdom)		600,000	644,250

42     Premier Income Trust

CORPORATE BONDS AND NOTES (33.1%)* cont.		Principal amount	Value
Financials cont.
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB bonds 7.092s, perpetual maturity (United Kingdom)	EUR	700,000	$838,460
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s, 2024 (United Kingdom)		$235,000	248,269
Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr. unsec. notes 7 3/4s, 2018 (Russia)		550,000	481,360
Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s, 2022 (Russia)		500,000	417,500
Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s, perpetual maturity (France)		405,000	398,925
Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019		365,000	364,562
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020		1,385,000	1,391,925
State Bank of India/London 144A sr. unsec. notes 4 1/2s, 2015 (India)		360,000	365,676
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018		158,000	120,080
UBS AG/Jersey Branch jr. unsec. sub. FRB bonds 4.28s, perpetual maturity (Jersey)	EUR	182,000	206,174
UBS AG/Jersey Branch jr. unsec. sub. FRN notes Ser. EMTN, 7.152s, perpetual maturity (Jersey)	EUR	400,000	506,805
Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds 8 3/8s, 2015 (United Kingdom)		$425,000	289,000
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		607,000	592,584
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. notes 5.942s, 2023 (Russia)		200,000	133,216
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub. notes 6.8s, 2025 (Russia)		468,000	320,243
VTB Bank OJSC 144A jr. unsec. sub. FRN notes 9 1/2s, perpetual maturity (Russia)		1,650,000	1,014,750
VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6, 6 1/4s, 2035 (Russia)		1,065,000	1,043,700
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)		3,196,000	2,700,620
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s, 2035 (Russia)		2,406,000	2,357,880
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95s, 2022 (Russia)		800,000	524,000
Walter Investment Management Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2021		315,000	264,846
			34,791,635
Health care (2.7%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021		455,000	464,100
Acadia Healthcare Co., Inc. company guaranty sr. unsec. unsub. notes 5 1/8s, 2022		195,000	191,588
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 7 3/4s, 2019		325,000	338,325
Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	364,000	417,823
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		$110,000	112,063
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021		406,000	411,481

Premier Income Trust     43

CORPORATE BONDS AND NOTES (33.1%)* cont.		Principal amount	Value
Health care cont.
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		$305,000	$309,575
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2021		70,000	72,713
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		145,000	149,894
CHS/Community Health Systems, Inc. company guaranty sr. unsec. notes 6 7/8s, 2022		85,000	90,281
ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s, 2019 (Luxembourg) ‡‡		515,000	519,828
ConvaTec Healthcare D SA 144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	160,000	187,363
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		$563,000	486,995
Crown Newco 3 PLC 144A company guaranty sr. notes 7s, 2018 (United Kingdom)	GBP	461,601	719,598
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024		$400,000	411,120
Endo Finance LLC/Endo Ltd/Endo Finco Inc 144A company guaranty sr. unsec. notes 6s, 2025		280,000	285,250
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022		603,000	612,045
Endo Finance, LLC & Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023		295,000	291,313
Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		125,000	128,438
Halyard Health, Inc. 144A sr. unsec. notes 6 1/4s, 2022		323,000	329,460
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019		233,000	235,330
HCA, Inc. company guaranty sr. unsec. bonds 5 3/8s, 2025		120,000	123,300
HCA, Inc. sr. notes 6 1/2s, 2020		1,744,000	1,962,000
HCA, Inc. sr. unsec. notes 7 1/2s, 2022		128,000	150,080
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019		386,000	404,335
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		505,000	515,100
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019		420,000	449,400
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)		489,000	495,113
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018		605,000	663,988
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022 R		277,000	292,235
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024 R		310,000	331,554
Omnicare, Inc. sr. unsec. notes 5s, 2024		70,000	73,150
Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022		311,000	321,885
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020		540,000	568,350
Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec. notes 6s, 2021		135,000	143,775
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2024		830,000	863,366

44     Premier Income Trust

CORPORATE BONDS AND NOTES (33.1%)* cont.	Principal amount	Value
Health care cont.
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2022	$644,000	$666,540
Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	370,000	384,800
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	115,000	116,150
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	115,000	116,150
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	307,000	306,616
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	833,000	905,888
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	393,000	425,423
Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	80,000	82,000
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 7s, 2020	70,000	73,763
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 7/8s, 2018	90,000	93,240
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020	70,000	74,025
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	90,000	92,475
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 1/2s, 2023	195,000	199,875
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 6 3/4s, 2018	318,000	338,273
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	435,000	451,313
		18,448,745
Technology (1.1%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	180,000	188,100
Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2020	260,000	270,400
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	252,000	206,325
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	1,085,000	1,053,806
First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	174,000	206,408
First Data Corp. company guaranty sr. unsec. notes 11 1/4s, 2021	146,000	165,345
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021	377,000	434,021
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	903,000	962,824
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	250,000	265,000
Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	125,000	134,375
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R	430,000	450,425
Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022	433,000	454,650
Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023	365,000	365,228
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	870,000	870,000
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019	265,000	266,325

Premier Income Trust     45

CORPORATE BONDS AND NOTES (33.1%)* cont.		Principal amount	Value
Technology cont.
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019		$286,000	$298,155
Techem Energy Metering Service GmbH 144A sr. sub. bonds 7 7/8s, 2020 (Germany)	EUR	380,000	474,298
Trionista TopCo. GmbH 144A sr. unsec. sub. notes 6 7/8s, 2021 (Germany)	EUR	515,000	617,740
			7,683,425
Transportation (0.2%)
Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018		$372,000	390,600
CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020 (Canada)		634,500	558,360
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023		633,000	633,000
			1,581,960
Utilities and power (1.9%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017		930,000	1,040,438
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021		310,000	343,325
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023		160,000	154,400
Calpine Corp. sr. unsec. notes 5 3/4s, 2025		790,000	805,800
Calpine Corp. 144A company guaranty sr. notes 6s, 2022		110,000	118,250
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024		85,000	90,738
Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037		615,000	720,107
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 5/8s, 2024		30,000	30,900
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 3/8s, 2022		40,000	41,300
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 6 3/4s, 2019		783,000	804,533
Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019		940,000	1,175
El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022		577,000	732,798
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †		405,000	492,075
Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020		346,000	384,994
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. notes 6 7/8s, 2019		126,000	127,260
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022		120,000	113,850
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020		644,000	648,830
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023		150,000	158,702
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		441,000	427,770
GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		105,000	104,213
Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021		100,000	106,386
Majapahit Holding BV 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Indonesia)		1,525,000	1,791,086
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021		1,375,000	1,474,688
NRG Yield Operating, LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024		200,000	207,000
46     Premier Income Trust

CORPORATE BONDS AND NOTES (33.1%)* cont.		Principal amount	Value
Utilities and power cont.
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022		$396,000	$433,620
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		280,000	292,600
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022		195,000	203,775
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023		230,000	232,300
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022		457,000	461,570
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. 144A company guaranty sr. notes 11 1/2s, 2020 (In default) †		205,000	138,888
Vattenfall AB jr. unsec. sub. FRB bonds 5 1/4s, perpetual maturity (Sweden)	EUR	364,000	417,310
			13,100,681
Total corporate bonds and notes (cost $241,648,504)			$230,209,583

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (10.7%)*	Principal amount/units		Value
Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina) (In default) †		$1,500,181	$1,350,163
Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		2,540,000	2,448,560
Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)		9,081,000	9,135,486
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina)		6,348,428	5,266,021
Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033 (Argentina) (In default) †		7,048,045	6,537,062
Bahamas (Commonwealth of) 144A sr. unsec. notes 5 3/4s, 2024 (Bahamas)		200,000	212,274
Brazil (Federal Republic of) unsec. notes 10s, 2017 (Brazil) (units)	BRL	3,500	1,264,049
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 11 3/4s, 2015 (Argentina)		$525,000	519,750
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10 7/8s, 2021 (Argentina)		100,000	96,000
Chile (Republic of) notes 5 1/2s, 2020 (Chile)	CLP	347,500,000	581,549
Costa Rica (Republic of) 144A unsec. notes 7s, 2044 (Costa Rica)		$250,000	242,500
Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		375,000	414,375
Croatia (Republic of) 144A sr. unsec. notes 6 1/4s, 2017 (Croatia)		265,000	280,238
Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021 (Croatia)		620,000	681,299
Financing of Infrastructural Projects State Enterprise 144A govt. guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		425,000	214,625
Gabon (Republic of) 144A unsec. bonds 6 3/8s, 2024 (Gabon)		1,000,000	942,500
Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		468,000	465,122
Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		1,677,959	1,472,409
Hellenic (Republic of) sr. unsec. bonds 4 3/4s, 2019 (Greece)	EUR	5,687,000	4,480,024
Hellenic (Republic of) sr. unsec. notes 3 3/8s, 2017 (Greece)	EUR	5,419,000	4,328,227

Premier Income Trust     47

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (10.7%)* cont.	Principal amount/units		Value
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2038 (Greece) ††	EUR	1,146,472	$629,244
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2037 (Greece) ††	EUR	134,941	74,336
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2036 (Greece) ††	EUR	1,176,344	646,038
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2035 (Greece) ††	EUR	866,021	477,744
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2034 (Greece) ††	EUR	584,559	322,574
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2033 (Greece) ††	EUR	542,459	299,606
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2032 (Greece) ††	EUR	591,295	327,066
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2031 (Greece) ††	EUR	400,059	220,364
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2030 (Greece) ††	EUR	2,313,586	1,278,836
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2029 (Greece) ††	EUR	461,295	255,534
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2028 (Greece) ††	EUR	2,546,624	1,422,238
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2027 (Greece) ††	EUR	1,271,042	718,857
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2026 (Greece) ††	EUR	2,705,993	1,587,258
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2025 (Greece) ††	EUR	5,744,811	3,582,863
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2024 (Greece) ††	EUR	1,315,156	838,963
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, stepped-coupon 2s (3s, 2/24/15), 2023 (Greece) ††	EUR	2,857,365	1,851,729
Indonesia (Republic of) 144A sr. unsec. notes 4 1/8s, 2025 (Indonesia)		$200,000	204,500
Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s, 2023 (Indonesia)		1,355,000	1,326,030
Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 5/8s, 2037 (Indonesia)		1,555,000	1,909,773
Iraq (Republic of) 144A bonds 5.8s, 2028 (Iraq)		1,275,000	1,026,375
Kenya (Republic of) 144A sr. unsec. notes 6 7/8s, 2024 (Kenya)		400,000	417,000
Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)		43,885	44,269
Russia (Federation of) 144A sr. notes 5 5/8s, 2042 (Russia)		200,000	161,500
Russia (Federation of) 144A sr. unsec. notes 4 1/2s, 2022 (Russia)		465,000	391,418
Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)		3,974,344	4,014,087
Russia (Federation of) 144A unsec. notes 3 1/4s, 2017 (Russia)		400,000	376,000
Serbia (Republic of) 144A sr. unsec. bonds 4 7/8s, 2020 (Serbia)		300,000	304,500
Serbia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s, 2024 (Serbia)		163,064	165,714

48     Premier Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (10.7%)* cont.	Principal amount/units	Value
Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017 (Turkey)	$3,785,000	$4,239,768
Ukraine (Government of) 144A sr. unsec. notes 9 1/4s, 2017 (Ukraine)	3,240,000	1,745,550
United Mexican States sr. unsec. notes 5 3/4s, 2110 (Mexico)	1,120,000	1,265,600
Venezuela (Bolivarian Republic of) sr. unsec. bonds 9 1/4s, 2028 (Venezuela)	100,000	34,000
Venezuela (Bolivarian Republic of) sr. unsec. bonds 7s, 2038 (Venezuela)	650,000	201,500
Venezuela (Bolivarian Republic of) sr. unsec. unsub. bonds 9 1/4s, 2027 (Venezuela)	605,000	217,800
Venezuela (Bolivarian Republic of) 144A sr. unsec. unsub. bonds 13 5/8s, 2018 (Venezuela)	2,215,000	1,080,920
Total foreign government and agency bonds and notes (cost $87,315,922)		$74,591,787

SENIOR LOANS (2.2%)*[c]	Principal amount	Value
Basic materials (0.1%)
Atkore International, Inc. bank term loan FRN 4 1/2s, 2021	$238,800	$234,323
Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)	122,000	114,070
WR Grace & Co. bank term loan FRN 3s, 2021	248,647	247,560
WR Grace & Co. bank term loan FRN Ser. DD, 1s, 2021	89,474	89,082
		685,035
Capital goods (—%)
Gates Global, LLC/Gates Global Co. bank term loan FRN 4 1/4s, 2021	329,175	321,181
		321,181
Communication services (0.2%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	329,000	325,573
Asurion, LLC bank term loan FRN Ser. B1, 5s, 2019	336,405	334,093
Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4s, 2020	175,000	173,250
Level 3 Financing, Inc. bank term loan FRN Ser. B5, 4 1/2s, 2022	305,000	305,254
		1,138,170
Consumer cyclicals (1.0%)
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 7.005s, 2017	1,955,958	1,749,604
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 9 3/4s, 2017	164,175	145,295
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	597,000	544,166
CCM Merger, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	392,160	390,199
Delta 2 (Lux) Sarl bank term loan FRN 4 3/4s, 2021 (Luxembourg)	225,000	217,463
Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	488,831	441,374
iHeartCommunications, Inc. bank term loan FRN Ser. D, 6.919s, 2019	743,000	691,764
JC Penney Corp., Inc. bank term loan FRN 5s, 2019	997,032	965,875
Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	256,972	256,009
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	670,251	648,887
ROC Finance, LLC bank term loan FRN 5s, 2019	296,992	276,574
Travelport Finance Sarl bank term loan FRN Ser. B, 6s, 2021 (Luxembourg)	401,000	401,401

Premier Income Trust     49

SENIOR LOANS (2.2%)*c cont.	Principal amount	Value
Consumer cyclicals cont.
Univision Communications, Inc. bank term loan FRN 4s, 2020	$386,039	$379,886
Visteon Corp. bank term loan FRN Ser. DD, 3 1/2s, 2021	223,875	220,937
		7,329,434
Consumer staples (0.2%)
BC ULC bank term loan FRN Ser. B, 4 1/2s, 2021 (Canada)	220,000	220,103
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4s, 2021	339,435	330,313
H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	226,018	225,489
Libbey Glass, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	199,000	194,523
Revlon Consumer Products Corp. bank term loan FRN Ser. B, 4s, 2019	396,261	390,441
		1,360,869
Health care (0.2%)
CHS/Community Health Systems, Inc. bank term loan FRN Ser. D, 4 1/4s, 2021	321,750	321,449
Grifols Worldwide Operations USA, Inc. bank term loan FRN 3.169s, 2021	526,025	519,390
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, 4 3/4s, 2021	184,075	176,367
Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B, 4s, 2019	199,190	195,007
Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021 (Canada)	283,575	275,706
Valeant Pharmaceuticals International, Inc. bank term loan FRN Ser. E, 3 1/2s, 2020	238,821	237,063
		1,724,982
Technology (0.3%)
Avaya, Inc. bank term loan FRN Ser. B3, 4.668s, 2017	237,893	227,187
Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	484,281	472,577
Dell, Inc. bank term loan FRN Ser. B, 4 1/2s, 2020	420,739	420,739
Freescale Semiconductor, Inc. bank term loan FRN Ser. B5, 5s, 2021	676,438	677,001
		1,797,504
Transportation (0.1%)
Air Medical Group Holdings, Inc. bank term loan FRN 7 5/8s, 2018 ‡‡	480,000	475,200
		475,200
Utilities and power (0.1%)
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.661s, 2017	1,053,286	665,216
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.661s, 2017	10,810	6,827
		672,043
Total senior loans (cost $16,278,976)		$15,504,418

50     Premier Income Trust

PURCHASED SWAP OPTIONS OUTSTANDING (1.2%)* Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
(2.0875)/3 month USD-LIBOR-BBA/Jul-25	Jul-15/2.0875	$23,300,200	$318,747
(2.0575)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.0575	46,600,400	43,338
(2.1575)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.1575	46,600,400	13,980
(2.254)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.254	46,600,400	466
(2.354)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.354	46,600,400	47
Barclays Bank PLC
(2.21)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.21	46,600,400	466
(2.31)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.31	46,600,400	140
Citibank, N.A.
2.20/3 month USD-LIBOR-BBA/May-25	May-15/2.20	49,393,200	1,779,143
(2.245)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.245	23,300,200	233
(2.219)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.219	23,300,200	233
(2.319)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.319	23,300,200	47
(2.345)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.345	23,300,200	23
Credit Suisse International
2.25/3 month USD-LIBOR-BBA/May-25	May-15/2.25	76,653,000	3,050,023
2.09125/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.09125	46,630,000	1,299,112
2.09/3 month USD-LIBOR-BBA/Apr-25	Apr-15/2.09	46,630,000	1,294,915
(2.1175)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.1175	69,900,600	26,562
(2.2175)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.2175	69,900,600	7,689
(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	91,327,200	91
Goldman Sachs International
2.34/3 month USD-LIBOR-BBA/Mar-45	Mar-15/2.34	8,552,050	430,425
(2.22)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.22	46,600,400	466
(2.32)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.32	46,600,400	466
(2.89)/3 month USD-LIBOR-BBA/Feb-45	Feb-15/2.89	8,552,050	86
(2.94)/3 month USD-LIBOR-BBA/Feb-45	Feb-15/2.94	8,552,050	9
(3.04)/3 month USD-LIBOR-BBA/Feb-45	Feb-15/3.04	8,552,050	9
Total purchased swap options outstanding (cost $7,028,395)			$8,266,716

PREFERRED STOCKS (0.2%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	815	$815,026
GMAC Capital Trust I Ser. 2, $2.031 cum. ARP	16,265	427,770
M/I Homes, Inc. Ser. A, $2.438 pfd.	8,790	228,452
Total preferred stocks (cost $1,103,872)		$1,471,248

Premier Income Trust     51

PURCHASED OPTIONS OUTSTANDING (0.1%)*	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/$103.07	$50,000,000	$502,000
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/102.78	50,000,000	431,000
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Feb-15/100.37	50,000,000	50
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Feb-15/99.22	25,000,000	25
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Feb-15/99.41	25,000,000	25
Total purchased options outstanding (cost $2,832,033)			$933,100

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$230,000	$278,731
Total convertible bonds and notes (cost $241,752)		$278,731

COMMON STOCKS (—%)*	Shares	Value
Lone Pine Resources Canada, Ltd. (Canada) F†	22,950	$918
Lone Pine Resources, Inc. Class A (Canada) F†	22,950	918
Tribune Co. Class 1C F	92,963	23,241
Total common stocks (cost $149,872)		$25,077

SHORT-TERM INVESTMENTS (8.2%)*	Principal amount/shares	Value
Putnam Short Term Investment Fund 0.10% L	Shares 22,645,653	$22,645,653
SSgA Prime Money Market Fund Class N 0.01% P	Shares 4,431,000	4,431,000
U.S. Treasury Bills with an effective yield of 0.09%, June 11, 2015 # Δ §	$1,345,000	1,344,915
U.S. Treasury Bills with an effective yield of 0.01%, April 2, 2015 Δ	260,000	259,997
U.S. Treasury Bills with an effective yield of zero %, February 19, 2015 #	106,000	106,000
U.S. Treasury Bills with effective yields ranging from 0.10% to 0.11%, July 23, 2015 Δ §	5,554,000	5,552,484
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.06%, April 23, 2015 Δ §	4,646,000	4,645,921
U.S. Treasury Bills with effective yields ranging from zero % to 0.01%, February 5, 2015 # Δ §	17,945,000	17,944,990
Total short-term investments (cost $56,929,232)		$56,930,960

TOTAL INVESTMENTS
Total investments (cost $1,375,587,610)	$1,364,746,742

52     Premier Income Trust

Key to holding’s currency abbreviations
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
CLP Chilean Peso
EUR Euro
GBP British Pound
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
PLN Polish Zloty
SEK Swedish Krona
ZAR South African Rand

Key to holding’s abbreviations
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
REGS

Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2014 through January 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $694,876,170.
†	This security is non-income-producing.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

Premier Income Trust     53

§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $479,953,753 to cover certain derivative contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	88.6%
Argentina	1.9
Greece	1.7
Russia	1.3
Luxembourg	0.7
United Kingdom	0.7
Venezuela	0.7
Canada	0.6
Mexico	0.5
Other	3.3
Total	100.0%

54     Premier Income Trust

FORWARD CURRENCY CONTRACTS at 1/31/15 (aggregate face value $554,093,209) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Sell	4/15/15	$2,281,971	$2,337,501	$55,530
	British Pound	Buy	3/18/15	3,500,757	3,518,726	(17,969)
	Canadian Dollar	Sell	4/15/15	5,003,039	5,299,111	296,072
	Chilean Peso	Sell	4/15/15	692,601	708,573	15,972
	Chinese Yuan (Offshore)	Sell	2/13/15	3,479,128	3,445,237	(33,891)
	Euro	Sell	3/18/15	8,968,795	9,798,580	829,785
	Norwegian Krone	Sell	3/18/15	3,398,400	3,376,794	(21,606)
	South Korean Won	Buy	2/13/15	3,725,391	3,672,840	52,551
	South Korean Won	Sell	2/13/15	3,725,391	3,729,509	4,118
Barclays Bank PLC
	Australian Dollar	Sell	4/15/15	1,528,237	1,566,858	38,621
	Canadian Dollar	Sell	4/15/15	4,962,705	5,295,794	333,089
	Chinese Yuan (Offshore)	Buy	2/13/15	3,855,719	3,990,950	(135,231)
	Euro	Sell	3/18/15	3,658,735	3,767,355	108,620
	Japanese Yen	Sell	2/13/15	1,709,628	1,779,473	69,845
	Mexican Peso	Buy	4/15/15	3,415,445	3,464,618	(49,173)
	New Zealand Dollar	Buy	4/15/15	1,797,096	1,803,970	(6,874)
	South Korean Won	Buy	2/13/15	3,682,626	3,647,772	34,854
	South Korean Won	Sell	2/13/15	3,682,626	3,687,164	4,538
	Swiss Franc	Sell	3/18/15	508,854	155,936	(352,918)
Citibank, N.A.
	Australian Dollar	Sell	4/15/15	2,022,512	2,092,929	70,417
	Brazilian Real	Sell	4/2/15	1,254,645	1,272,416	17,771
	Canadian Dollar	Sell	4/15/15	1,822,518	1,923,541	101,023
	Euro	Sell	3/18/15	3,478,319	3,779,307	300,988
	Japanese Yen	Sell	2/13/15	1,421,922	1,520,272	98,350
	Mexican Peso	Buy	4/15/15	3,110,663	3,031,531	79,132
	New Zealand Dollar	Sell	4/15/15	226,877	333,788	106,911
	Norwegian Krone	Sell	3/18/15	1,431,473	1,593,379	161,906
	Philippine Peso	Buy	5/20/15	1,739,931	1,746,250	(6,319)
	Swiss Franc	Sell	3/18/15	3,709,872	3,516,601	(193,271)
Credit Suisse International
	Australian Dollar	Sell	4/15/15	1,699,505	1,759,194	59,689
	British Pound	Buy	3/18/15	5,387,332	5,579,840	(192,508)
	British Pound	Sell	3/18/15	3,670,608	3,747,696	77,088
	Canadian Dollar	Buy	4/15/15	3,649,360	3,887,236	(237,876)
	Canadian Dollar	Sell	4/15/15	8,056,975	8,434,999	378,024
	Euro	Buy	3/18/15	17,057,554	17,938,815	(881,261)
	Euro	Sell	3/18/15	18,931,912	20,475,399	1,543,487
	Indian Rupee	Buy	2/13/15	7,260,761	7,235,441	25,320
	Japanese Yen	Buy	2/13/15	4,693,348	4,694,546	(1,198)

Premier Income Trust     55

FORWARD CURRENCY CONTRACTS at 1/31/15 (aggregate face value $554,093,209) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
	Japanese Yen	Sell	2/13/15	$4,866,062	$4,868,196	$2,134
	New Zealand Dollar	Buy	4/15/15	1,548,760	1,634,226	(85,466)
	Norwegian Krone	Buy	3/18/15	1,696,770	1,782,791	(86,021)
	Norwegian Krone	Sell	3/18/15	4,679,623	5,027,380	347,757
	Swedish Krona	Buy	3/18/15	1,648,880	1,791,392	(142,512)
	Swedish Krona	Sell	3/18/15	1,741,976	1,742,370	394
	Swiss Franc	Buy	3/18/15	3,408,729	3,598,930	(190,201)
	Swiss Franc	Sell	3/18/15	3,709,981	3,516,857	(193,124)
Deutsche Bank AG
	Australian Dollar	Sell	4/15/15	359,120	371,675	12,555
	British Pound	Buy	3/18/15	1,161,397	1,114,231	47,166
	Canadian Dollar	Sell	4/15/15	4,798,772	5,099,262	300,490
	Euro	Sell	3/18/15	3,663,482	4,264,943	601,461
	New Zealand Dollar	Buy	4/15/15	5,084,644	5,241,758	(157,114)
	Norwegian Krone	Sell	3/18/15	1,142,207	1,632,577	490,370
	Polish Zloty	Buy	3/18/15	2,858,912	3,038,072	(179,160)
	Swedish Krona	Buy	3/18/15	1,714,471	1,794,238	(79,767)
	Swiss Franc	Sell	3/18/15	1,889,045	1,738,392	(150,653)
	Turkish Lira	Buy	3/18/15	3,317,174	3,680,791	(363,617)
Goldman Sachs International
	Australian Dollar	Sell	4/15/15	2,022,512	2,093,555	71,043
	British Pound	Buy	3/18/15	1,734,944	1,772,026	(37,082)
	Canadian Dollar	Buy	4/15/15	3,649,360	3,887,093	(237,733)
	Canadian Dollar	Sell	4/15/15	8,314,392	8,746,850	432,458
	Euro	Buy	3/18/15	7,149,940	7,650,053	(500,113)
	Euro	Sell	3/18/15	13,924,241	15,354,672	1,430,431
	Japanese Yen	Buy	2/13/15	4,228,939	4,220,094	8,845
	Japanese Yen	Sell	2/13/15	4,228,939	4,245,872	16,933
	New Zealand Dollar	Buy	4/15/15	3,393,255	3,580,741	(187,486)
	New Zealand Dollar	Sell	4/15/15	30,058	30,059	1
	Norwegian Krone	Sell	3/18/15	1,568,329	1,747,432	179,103
	Swedish Krona	Buy	3/18/15	1,614,217	1,786,139	(171,922)
	Swedish Krona	Sell	3/18/15	1,630,176	1,766,324	136,148
HSBC Bank USA, National Association
	Australian Dollar	Sell	4/15/15	1,235,454	1,278,628	43,174
	British Pound	Buy	3/18/15	1,731,331	1,796,689	(65,358)
	Canadian Dollar	Sell	4/15/15	4,208,381	4,343,968	135,587
	Chinese Yuan	Buy	2/13/15	3,597,936	3,672,207	(74,271)
	Euro	Sell	3/18/15	7,833,960	8,406,493	572,533
	Japanese Yen	Sell	2/13/15	652,848	739,848	87,000
	New Zealand Dollar	Buy	4/15/15	1,667,834	1,759,721	(91,887)
	Swedish Krona	Buy	3/18/15	953,101	1,082,839	(129,738)

56     Premier Income Trust

FORWARD CURRENCY CONTRACTS at 1/31/15 (aggregate face value $554,093,209) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/15/15	$3,379,404	$3,539,344	$(159,940)
	Australian Dollar	Sell	4/15/15	5,038,378	5,215,332	176,954
	British Pound	Buy	3/18/15	3,567,011	3,632,962	(65,951)
	British Pound	Sell	3/18/15	1,930,242	2,014,529	84,287
	Canadian Dollar	Buy	4/15/15	3,325,898	3,556,439	(230,541)
	Canadian Dollar	Sell	4/15/15	8,855,172	9,361,362	506,190
	Euro	Buy	3/18/15	15,077,953	16,302,415	(1,224,462)
	Euro	Sell	3/18/15	17,559,123	18,975,534	1,416,411
	Indian Rupee	Buy	2/13/15	3,687,316	3,607,281	80,035
	Japanese Yen	Buy	2/13/15	3,659,071	3,623,851	35,220
	Japanese Yen	Sell	2/13/15	3,659,071	3,618,234	(40,837)
	Malaysian Ringgit	Sell	2/13/15	3,338,798	3,612,672	273,874
	Mexican Peso	Buy	4/15/15	6,863,947	6,927,696	(63,749)
	Mexican Peso	Sell	4/15/15	3,461,035	3,542,587	81,552
	New Taiwan Dollar	Buy	2/13/15	3,755,650	3,757,203	(1,553)
	New Taiwan Dollar	Sell	2/13/15	3,726,361	3,854,967	128,606
	New Zealand Dollar	Buy	4/15/15	557,366	593,693	(36,327)
	Norwegian Krone	Buy	3/18/15	5,266,971	5,291,073	(24,102)
	Norwegian Krone	Sell	3/18/15	6,369,851	6,676,524	306,673
	Philippine Peso	Buy	5/20/15	1,739,929	1,746,643	(6,714)
	Russian Ruble	Buy	3/18/15	312,764	367,083	(54,319)
	Russian Ruble	Sell	3/18/15	312,764	393,725	80,961
	Singapore Dollar	Sell	2/13/15	3,528,240	3,658,531	130,291
	Swedish Krona	Buy	3/18/15	2,094,110	2,300,465	(206,355)
	Swedish Krona	Sell	3/18/15	3,394,774	3,582,350	187,576
	Swiss Franc	Buy	3/18/15	3,848,273	3,857,935	(9,662)
	Swiss Franc	Sell	3/18/15	7,303,282	6,929,798	(373,484)
Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	4/15/15	3,845,857	3,846,908	1,051
	British Pound	Buy	3/18/15	587,550	613,619	(26,069)
	Canadian Dollar	Sell	4/15/15	3,250,812	3,503,349	252,537
	Euro	Sell	3/18/15	8,108,428	9,012,832	904,404
	New Zealand Dollar	Buy	4/15/15	3,394,411	3,578,343	(183,932)
	Norwegian Krone	Sell	3/18/15	2,571,883	2,996,773	424,890
	Singapore Dollar	Sell	2/13/15	7,002,827	7,196,793	193,966
	Swedish Krona	Sell	3/18/15	2,858,721	2,945,323	86,602
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/15/15	2,513,842	2,563,828	49,986
	British Pound	Buy	3/18/15	3,760,502	3,730,228	30,274
	Canadian Dollar	Sell	4/15/15	5,535,013	5,787,079	252,066
	Chinese Yuan (Offshore)	Sell	2/13/15	3,491,492	3,492,378	886
	Euro	Sell	3/18/15	5,768,447	6,213,266	444,819

Premier Income Trust     57

FORWARD CURRENCY CONTRACTS at 1/31/15 (aggregate face value $554,093,209) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co. cont.
	Hungarian Forint	Sell	3/18/15	$3,476,192	$3,511,899	$35,707
	Israeli Shekel	Sell	4/15/15	3,533,884	3,514,439	(19,445)
	Japanese Yen	Sell	2/13/15	1,766,473	1,749,357	(17,116)
	Malaysian Ringgit	Sell	2/13/15	3,423,221	3,568,627	145,406
	New Taiwan Dollar	Sell	2/13/15	29,289	30,309	1,020
	New Zealand Dollar	Buy	4/15/15	1,969,566	1,996,187	(26,621)
	Norwegian Krone	Sell	3/18/15	1,662,291	1,820,883	158,592
	Singapore Dollar	Sell	2/13/15	3,721,346	3,734,751	13,405
	Swedish Krona	Sell	3/18/15	1,762,421	1,754,732	(7,689)
	Swiss Franc	Sell	3/18/15	4,243,065	3,822,325	(420,740)
	Turkish Lira	Buy	3/18/15	6,753,037	7,225,391	(472,354)
UBS AG
	Australian Dollar	Sell	4/15/15	1,900,377	1,967,128	66,751
	British Pound	Buy	3/18/15	1,187,297	1,183,043	4,254
	Canadian Dollar	Sell	4/15/15	3,884,447	4,180,622	296,175
	Euro	Sell	3/18/15	6,809,682	7,390,534	580,852
	Hungarian Forint	Buy	3/18/15	3,255,427	3,616,061	(360,634)
	Hungarian Forint	Sell	3/18/15	3,255,427	3,646,680	391,253
	Japanese Yen	Sell	2/13/15	1,153,818	1,133,566	(20,252)
	New Zealand Dollar	Buy	4/15/15	4,961,668	5,148,358	(186,690)
WestPac Banking Corp.
	Australian Dollar	Sell	4/15/15	2,022,512	2,093,856	71,344
	Canadian Dollar	Sell	4/15/15	3,279,117	3,576,265	297,148
	Euro	Sell	3/18/15	5,694,744	6,298,289	603,545
	New Zealand Dollar	Buy	4/15/15	3,340,943	3,525,053	(184,110)
	South Korean Won	Buy	2/13/15	95,531	74,582	20,949
Total						$8,918,828

FUTURES CONTRACTS OUTSTANDING at 1/31/15 (Unaudited)
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
Euro-Bobl 5 yr (Short)	339	$50,140,018	Mar-15	$(446,500)
Euro-Bund 10 yr (Long)	217	39,084,011	Mar-15	1,169,618
Euro-Buxl 30 yr (Short)	35	6,660,218	Mar-15	(811,665)
U.S. Treasury Note 10 yr (Long)	11	1,439,625	Mar-15	7,198
U.S. Treasury Note 5 yr (Short)	151	18,322,906	Mar-15	(109,771)
Total				$(191,120)

58     Premier Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 1/31/15 (premiums $9,975,429) (Unaudited)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
2.154/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.154	$46,600,400	$3,262
1.9575/3 month USD-LIBOR-BBA/Feb-25	Feb-15/1.9575	46,600,400	114,637
1.66/3 month USD-LIBOR-BBA/Jul-20	Jul-15/1.66	46,600,400	366,279
Barclays Bank PLC
2.11/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.11	46,600,400	4,194
Citibank, N.A.
2.145/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.145	23,300,200	1,165
2.119/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.119	23,300,200	1,864
Credit Suisse International
2.0175/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.0175	69,900,600	83,182
(1.80)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.80	46,630,000	560,493
(1.80125)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.80125	46,630,000	562,824
(1.94)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.94	46,630,000	863,588
(1.94125)/3 month USD-LIBOR-BBA/Apr-25	Apr-15/1.94125	46,630,000	866,852
Goldman Sachs International
2.84/3 month USD-LIBOR-BBA/Feb-45	Feb-15/2.84	8,552,050	9
2.12/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.12	46,600,400	3,728
(2.095)/3 month USD-LIBOR-BBA/Mar-45	Mar-15/2.095	8,552,050	180,192
(2.2175)/3 month USD-LIBOR-BBA/Mar-45	Mar-15/2.2175	8,552,050	285,211
(2.49)/3 month USD-LIBOR-BBA/Feb-45	Feb-15/2.49	8,552,050	619,936
JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	26,070,000	4,293,990
Total			$8,811,406

WRITTEN OPTIONS OUTSTANDING at 1/31/15 (premiums $2,777,344) (Unaudited)
	Expiration date/ strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/$102.07	$50,000,000	$289,000
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/101.78	50,000,000	244,000
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/101.07	50,000,000	158,000
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-15/100.78	50,000,000	132,000
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Feb-15/98.48	50,000,000	50
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Feb-15/99.42	50,000,000	50
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Feb-15/98.53	25,000,000	25
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Feb-15/97.66	25,000,000	25
Premier Income Trust     59

WRITTEN OPTIONS OUTSTANDING at 1/31/15 (premiums $2,777,344) (Unaudited) cont.
	Expiration date/ strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Feb-15/$97.47	$25,000,000	$25
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Feb-15/98.34	25,000,000	25
Total			$823,200

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/15 (Unaudited)
Counterparty Fixed right or obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Goldman Sachs International
(2.82)/3 month USD-LIBOR-BBA/Jan-46 (Purchased)	Jan-16/2.82	$8,552,050	$(256,562)	$(15,821)
(1.885)/3 month USD-LIBOR-BBA/Jan-46 (Written)	Jan-16/1.885	8,552,050	256,562	(57,897)
JPMorgan Chase Bank N.A.
(2.0975)/3 month USD-LIBOR-BBA/Feb-25 (Purchased)	Feb-15/2.0975	34,950,000	(102,229)	(101,355)
(1.7975)/3 month USD-LIBOR-BBA/Feb-25 (Written)	Feb-15/1.7975	34,950,000	102,229	(20,970)
Total			$—	$(196,043)

TBA SALE COMMITMENTS OUTSTANDING at 1/31/15 (proceeds receivable $363,735,742) (Unaudited)
Agency	Principal amount	Settlement date	Value
Federal National Mortgage Association, 5 1/2s, February 1, 2045	$5,000,000	2/12/15	$5,591,797
Federal National Mortgage Association, 4 1/2s, March 1, 2045	28,000,000	3/12/15	30,350,468
Federal National Mortgage Association, 4 1/2s, February 1, 2045	57,000,000	2/12/15	61,853,903
Federal National Mortgage Association, 4s, March 1, 2045	22,000,000	3/12/15	23,515,140
Federal National Mortgage Association, 4s, February 1, 2045	60,000,000	2/12/15	64,251,564
Federal National Mortgage Association, 3 1/2s, March 1, 2045	13,000,000	3/12/15	13,701,289
Federal National Mortgage Association, 3 1/2s, February 1, 2045	36,000,000	2/12/15	38,030,623
Federal National Mortgage Association, 3s, February 1, 2045	124,000,000	2/12/15	128,214,067
Total			$365,508,851

60     Premier Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/15 (Unaudited)
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CAD	15,006,000	$—	1/12/20	3 month CAD-BA-CDOR	1.62%	$302,465
Citibank, N.A.
AUD	17,015,000 E	—	7/31/24	4.5175%	6 month AUD-BBR-BBSW	(819,091)
AUD	3,191,000 E	—	8/6/24	4.63%	6 month AUD-BBR-BBSW	(164,975)
AUD	23,444,000 E	—	10/16/24	6 month AUD-BBR-BBSW	4.232%	885,692
AUD	12,946,000	—	12/05/24	6 month AUD-BBR-BBSW	3.4525%	651,864
AUD	3,214,000	—	12/05/24	6 month AUD-BBR-BBSW	3.4575%	162,955
Credit Suisse International
AUD	9,608,000 E	—	10/16/24	6 month AUD-BBR-BBSW	4.1975%	352,285
CAD	14,835,000	—	1/12/20	3 month CAD-BA-CDOR	1.62%	299,018
NOK	23,284,000	—	11/06/24	6 month NOK-NIBOR-NIBR	2.29%	178,866
SEK	46,979,000	—	11/11/19	0.78%	3 month SEK-STIBOR-SIDE	(104,415)
SEK	24,367,000	—	11/11/24	3 month SEK-STIBOR-SIDE	1.49%	158,305
Deutsche Bank AG
NOK	23,284,000	—	11/06/24	6 month NOK-NIBOR-NIBR	2.29%	178,866
PLN	23,326,000	—	3/17/24	4.1072%	6 month PLN-WIBOR-WIBO	(1,440,670)
PLN	11,630,000	—	3/18/24	4.12875%	6 month PLN-WIBOR-WIBO	(724,634)
PLN	9,735,000	—	3/27/24	4.045%	6 month PLN-WIBOR-WIBO	(597,567)
ZAR	43,715,000	—	1/26/25	3 month ZAR-JIBAR-SAFEX	7.09%	14,394
ZAR	29,143,000	—	1/23/25	3 month ZAR-JIBAR-SAFEX	7.08%	8,116
Goldman Sachs International
AUD	4,611,000 E	—	8/6/24	4.525%	6 month AUD-BBR-BBSW	(222,667)
KRW	6,895,000,000	—	10/30/19	3 month KRW-CD-KSDA-BLOOMBERG	2.2875%	93,591
KRW	10,625,000,000	—	11/05/19	3 month KRW-CD-KSDA-BLOOMBERG	2.165%	91,026
KRW	3,385,000,000	—	11/06/19	3 month KRW-CD-KSDA-BLOOMBERG	2.17%	29,715

Premier Income Trust     61

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
NOK	6,259,000	$—	12/31/24	6 month NOK-NIBOR-NIBR	1.955%	$22,141
NZD	2,006,000	—	10/31/24	3 month NZD-BBR-FRA	4.425%	112,418
NZD	2,508,000	—	10/31/24	3 month NZD-BBR-FRA	4.42%	139,777
NZD	2,508,000	—	11/3/24	3 month NZD-BBR-FRA	4.415%	120,826
SEK	49,521,000	—	11/10/19	0.775%	3 month SEK-STIBOR-SIDE	(109,410)
SEK	25,150,000	—	11/10/24	3 month SEK-STIBOR-SIDE	1.4775%	159,816
JPMorgan Chase Bank N.A.
AUD	8,563,000 E	—	8/6/24	4.5175%	6 month AUD-BBR-BBSW	(411,424)
CAD	15,304,000	—	1/12/20	3 month CAD-BA-CDOR	1.63%	314,393
CAD	6,760,000	—	1/16/25	3 month CAD-BA-CDOR	1.99%	154,629
CAD	6,760,000	—	1/16/25	3 month CAD-BA-CDOR	2.00%	159,707
KRW	6,895,000,000	—	11/06/19	3 month KRW-CD-KSDA-BLOOMBERG	2.165%	59,022
KRW	3,385,000,000	—	11/3/19	3 month KRW-CD-KSDA-BLOOMBERG	2.245%	40,827
KRW	3,385,000,000	—	11/04/19	3 month KRW-CD-KSDA-BLOOMBERG	2.195%	33,413
MXN	47,333,000	—	7/24/29	1 month MXN-TIIE-BANXICO	6.565%	269,553
NZD	2,947,000	—	11/4/24	3 month NZD-BBR-FRA	4.38%	135,527
SEK	46,353,000	—	11/10/19	0.78%	3 month SEK-STIBOR-SIDE	(104,635)
SEK	24,116,000	—	11/10/24	3 month SEK-STIBOR-SIDE	1.485%	155,394
SEK	24,116,000	—	11/11/24	3 month SEK-STIBOR-SIDE	1.485%	155,244
SEK	46,353,000	—	11/11/19	0.775%	3 month SEK-STIBOR-SIDE	(103,053)
ZAR	30,236,000	—	1/22/25	3 month ZAR-JIBAR-SAFEX	7.14%	19,855
ZAR	90,708,000	—	1/23/25	3 month ZAR-JIBAR-SAFEX	7.0633%	15,808
Total				$—	$672,967
E Extended effective date.

62     Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/15 (Unaudited)
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$17,104,100	$49,376	1/6/25	2.28%	3 month USD-LIBOR-BBA	$(723,383)
17,104,100	211,865	1/6/25	2.53%	3 month USD-LIBOR-BBA	(961,448)
614,272,000 E	2,782,285	3/18/17	1.25%	3 month USD-LIBOR-BBA	(2,993,103)
227,480,000 E	4,319,466	3/18/20	2.25%	3 month USD-LIBOR-BBA	(5,074,093)
195,988,000 E	14,791,066	3/18/25	3.00%	3 month USD-LIBOR-BBA	(6,424,046)
19,820,000 E	(3,214,497)	3/18/45	3 month USD-LIBOR-BBA	3.50%	2,766,842
27,612,000 E	(153)	12/16/17	1.835%	3 month USD-LIBOR-BBA	(333,734)
103,036,000 E	(572)	12/16/17	1.897%	3 month USD-LIBOR-BBA	(1,371,878)
51,673,000 E	(287)	12/16/17	1.86625%	3 month USD-LIBOR-BBA	(656,534)
80,392,000 E	(446)	12/16/17	1.905%	3 month USD-LIBOR-BBA	(1,083,085)
19,591,000 E	(109)	12/16/17	1.8625%	3 month USD-LIBOR-BBA	(247,465)
64,608,000 E	(359)	12/16/17	3 month USD-LIBOR-BBA	1.80%	735,397
45,696,000 E	(368)	12/16/18	2.34%	3 month USD-LIBOR-BBA	(1,246,589)
34,272,000 E	(276)	12/16/18	2.3795%	3 month USD-LIBOR-BBA	(974,800)
25,233,000	(102)	12/19/19	1.742%	3 month USD-LIBOR-BBA	(531,496)
44,803,000	(591)	1/9/25	3 month USD-LIBOR-BBA	2.07875%	1,171,423
33,476,800	33,035	1/16/25	3 month USD-LIBOR-BBA	2.12%	1,024,404
37,044,900	(2,959)	1/23/25	3 month USD-LIBOR-BBA	2.14%	1,148,111
52,725,000 E	(293)	12/16/17	3 month USD-LIBOR-BBA	1.924%	729,580
11,424,000 E	(92)	12/16/18	2.337%	3 month USD-LIBOR-BBA	(310,642)
20,350,000 E	(164)	12/16/18	2.0025%	3 month USD-LIBOR-BBA	(352,951)
42,294,000 E	(22,435)	12/16/18	1.9525%	3 month USD-LIBOR-BBA	(693,387)
39,310,000 E	(440)	10/22/24	3 month USD-LIBOR-BBA	3.14875%	1,510,872

Premier Income Trust     63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$39,310,000 E	$(440)	10/22/24	3 month USD-LIBOR-BBA	3.145%	$1,504,229
16,696,000 E	1,244,647	3/18/25	2.90%	3 month USD-LIBOR-BBA	(406,755)
31,794,000	(256)	12/19/19	1.7285%	3 month USD-LIBOR-BBA	(648,844)
25,233,000	(102)	12/19/19	1.734%	3 month USD-LIBOR-BBA	(521,621)
32,097,100	(424)	1/22/25	3 month USD-LIBOR-BBA	2.09%	848,583
8,770,000	(116)	1/9/25	3 month USD-LIBOR-BBA	2.081%	231,146
118,522,000	(954)	1/9/20	1.62%	3 month USD-LIBOR-BBA	(1,664,284)
17,605,210	(232)	1/14/25	3 month USD-LIBOR-BBA	2.10%	490,201
30,787,380	(222)	1/15/25	3 month USD-LIBOR-BBA	2.09%	826,951
33,476,800	(442)	1/22/25	3 month USD-LIBOR-BBA	2.095%	900,735
140,691,000 E	(780)	12/20/19	2.315%	3 month USD-LIBOR-BBA	(1,124,761)
88,242,000	(710)	1/14/20	3 month USD-LIBOR-BBA	1.553%	926,445
46,407,000	(613)	1/14/25	2.067%	3 month USD-LIBOR-BBA	(1,150,006)
46,407,000	(613)	1/14/25	2.08%	3 month USD-LIBOR-BBA	(1,206,490)
88,242,000	(710)	1/14/20	3 month USD-LIBOR-BBA	1.569%	995,411
64,915,000	(523)	1/15/20	3 month USD-LIBOR-BBA	1.49705%	501,059
34,055,000	(450)	1/15/25	1.99804%	3 month USD-LIBOR-BBA	(622,171)
64,915,000	(523)	1/15/20	3 month USD-LIBOR-BBA	1.517%	564,342
34,055,000	(450)	1/15/25	2.0175%	3 month USD-LIBOR-BBA	(684,208)
17,475,000	(231)	1/20/25	3 month USD-LIBOR-BBA	1.949%	233,410
37,329,000	(351)	1/20/20	3 month USD-LIBOR-BBA	1.34307%	(2,671)
37,329,000	(351)	1/20/20	3 month USD-LIBOR-BBA	1.3415%	(5,526)
37,329,000	(351)	1/20/20	3 month USD-LIBOR-BBA	1.33585%	(15,856)

64     Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/15 (Unaudited) cont.
Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
	$23,224,000	$(307)	1/20/25	1.875%	3 month USD-LIBOR-BBA	$(149,692)
	16,891,000	(63)	1/22/17	3 month USD-LIBOR-BBA	0.73125%	12,343
	11,265,000	(91)	1/22/20	3 month USD-LIBOR-BBA	1.45125%	57,704
	50,208,000	(663)	1/22/25	1.921%	3 month USD-LIBOR-BBA	(534,421)
	10,403,000	(354)	1/22/45	2.31125%	3 month USD-LIBOR-BBA	(317,297)
	25,430,000	(336)	1/22/25	1.92125%	3 month USD-LIBOR-BBA	(271,267)
	8,667,000	(70)	1/23/20	1.4975%	3 month USD-LIBOR-BBA	(63,681)
	26,815,000	(216)	1/26/20	1.517%	3 month USD-LIBOR-BBA	(218,249)
	5,872,000	(200)	1/26/45	3 month USD-LIBOR-BBA	2.384%	276,280
	11,784,000	(156)	1/27/25	3 month USD-LIBOR-BBA	1.9625%	167,595
	11,784,000	(156)	1/27/25	3 month USD-LIBOR-BBA	1.963%	168,150
	19,448,000	(257)	1/27/25	3 month USD-LIBOR-BBA	1.95475%	262,498
	4,550,000 E	(155)	2/2/46	3 month USD-LIBOR-BBA	2.335%	73,960
	12,661,000	(167)	2/3/25	3 month USD-LIBOR-BBA	1.791%	(28,021)
EUR	2,212,000 E	14,855	3/18/17	0.50%	6 month EUR-EURIBOR-REUTERS	(2,469)
EUR	14,120,000 E	(262,925)	3/18/20	6 month EUR-EURIBOR-REUTERS	0.75%	82,864
EUR	43,000 E	3,606	3/18/25	1.50%	6 month EUR-EURIBOR-REUTERS	(239)
EUR	1,000 E	197	3/18/45	2.25%	6 month EUR-EURIBOR-REUTERS	(115)
EUR	29,427,500 E	(421)	10/22/24	1.75%	6 month EUR-EURIBOR-REUTERS	(1,173,024)
EUR	29,427,500 E	(421)	10/22/24	1.757%	6 month EUR-EURIBOR-REUTERS	(1,184,430)
GBP	34,780,000 E	969,625	3/18/17	2.00%	6 month GBP-LIBOR-BBA	(208,214)

Premier Income Trust     65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/15 (Unaudited) cont.
Notional amount		Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
GBP	31,048,000 E	$(2,028,862)	3/18/20	6 month GBP-LIBOR-BBA	2.50%	$934,184
GBP	26,545,000 E	4,119,759	3/18/25	3.00%	6 month GBP-LIBOR-BBA	(1,718,144)
GBP	7,426,000 E	(2,125,154)	3/18/45	6 month GBP-LIBOR-BBA	3.25%	1,941,067
GBP	37,389,000 E	(212)	1/12/17	0.89875%	3 month GBP-LIBOR-BBA	(23,133)
GBP	32,317,000 E	(183)	1/12/17	0.8945%	3 month GBP-LIBOR-BBA	(17,950)
JPY	75,973,000	(25)	3/24/44	6 month JPY-LIBOR-BBA	1.80%	90,522
JPY	148,765,000	(50)	3/24/44	6 month JPY-LIBOR-BBA	1.79625%	175,999
JPY	4,165,600,000	(163)	3/14/19	6 month JPY-LIBOR-BBA	0.3175%	210,893
JPY	911,400,000	(159)	3/14/44	1.795%	6 month JPY-LIBOR-BBA	(1,079,028)
JPY	73,652,000	(13)	3/24/44	6 month JPY-LIBOR-BBA	1.80125%	87,975
JPY	85,000,000	(26)	11/07/44	6 month JPY-LIBOR-BBA	1.5025%	42,249
JPY	502,000,000	(151)	11/07/44	6 month JPY-LIBOR-BBA	1.495%	240,944
JPY	2,619,000,000	(186)	11/07/19	0.2475%	6 month JPY-LIBOR-BBA	(42,166)
JPY	1,546,600,000	(110)	11/07/19	0.25%	6 month JPY-LIBOR-BBA	(26,545)
JPY	26,010,000	(8)	11/07/44	6 month JPY-LIBOR-BBA	1.4975%	12,632
	$32,097,100	(416)	1/9/25	3 month USD-LIBOR-BBA	2.07%	812,918
Total		$20,863,119	$(16,329,994)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/15 (Unaudited)
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$638,039	$—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$2,515
1,158,566	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(31,608)

66     Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$1,153,923	$—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$4,549
1,059,818	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,847
16,246,466	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(430,541)
3,211,548	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(11,177)
445,225	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	1,313
1,190,807	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	4,322
5,557,098	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	20,170
1,122,423	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(9,445)
2,803,959	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(9,759)
3,488,667	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	12,663
1,077,468	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	3,178
137,070	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(732)
486,246	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,765
597,494	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	2,449
3,572,420	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	12,967
2,038,172	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(7,093)

Premier Income Trust     67

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$2,625,837	$—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	$7,745
493,966	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,947
3,855,532	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	15,395
14,999,401	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	54,442
3,292,580	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	11,951
559,186	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,205
1,813,345	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	7,149
1,314,568	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	5,182
7,328,650	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(25,506)
1,330,346	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(3,242)
1,107,756	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(2,236)
553,878	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(1,118)
553,878	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(1,118)
1,111,545	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(2,243)
2,887,017	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(5,826)
1,111,545	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(2,243)

68     Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$1,257,177	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(33,316)
1,799,913	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(29,874)
1,083,515	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(17,984)
1,069,344	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,881
1,374,087	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(22,806)
2,327,721	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(8,101)
2,029,080	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(10,837)
291,167	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(1,555)
2,219,301	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(4,479)
224,289	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(781)
4,771,165	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	91,870
7,286,534	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(188,195)
851,030	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,089
Citibank, N.A.
2,093,438	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	7,598
4,763,227	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	17,289

Premier Income Trust     69

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
	$4,410,351	$—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$16,008
EUR	19,330,000	—	2/21/19	(1.235%)	Eurostat Eurozone HICP excluding tobacco	(871,532)
EUR	10,070,000	—	2/21/24	1.69%	Eurostat Eurozone HICP excluding tobacco	878,785
Credit Suisse International
	$1,587,742	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	5,763
	1,540,976	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(5,363)
	2,872,652	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Ginnie Mae II pools	(47,679)
	2,921,049	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	56,246
	3,206,048	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	61,733
	3,067,730	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	(50,917)
	6,791,249	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(179,972)
	3,983,069	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(105,554)
EUR	5,570,000	—	3/27/19	(1.1913%)	Eurostat Eurozone HICP excluding tobacco	(240,498)
EUR	19,330,000	—	2/20/19	(1.2225%)	Eurostat Eurozone HICP excluding tobacco	(857,115)
EUR	10,070,000	—	2/20/24	1.68%	Eurostat Eurozone HICP excluding tobacco	865,972
EUR	5,570,000	—	3/24/19	(1.1925%)	Eurostat Eurozone HICP excluding tobacco	(240,938)

70     Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
GBP	4,710,000	$—	3/20/19	3.05%	GBP Non-revised UK Retail Price Index	$300,227
GBP	4,710,000	—	3/25/19	3.0413%	GBP Non-revised UK Retail Price Index	296,821
Deutsche Bank AG
	$1,540,976	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(5,363)
Goldman Sachs International
	1,638,063	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(13,784)
	638,349	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(3,409)
	2,874,594	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(78,425)
	2,874,594	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(78,425)
	976,054	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,397)
	366,675	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,276)
	786,396	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(6,618)
	118,274	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(995)
	1,975,504	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(48,027)
	791,193	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(6,658)
	1,582,308	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	(13,315)
	45,921	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(245)
	688,046	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,395)

Premier Income Trust     71

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$1,337,182	$—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	$(4,654)
825,578	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(2,873)
63,257	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(220)
168,737	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(587)
6,543,039	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(178,509)
5,662,425	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(154,484)
4,627,658	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(122,636)
4,573,095	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	88,056
7,553,443	139,857	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(63,232)
JPMorgan Chase Bank N.A.
8,593,272	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(227,727)
4,985,901	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(132,129)
6,395,186	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(169,476)
4,628,074	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(122,647)
4,573,095	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	88,060
Total	$139,857	$(1,945,737)

72     Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$9,980	$146,000	5/11/63	300 bp	$9,904
CMBX NA BBB– Index	BBB–/P	19,586	325,000	5/11/63	300 bp	19,418
CMBX NA BBB– Index	BBB–/P	40,127	650,000	5/11/63	300 bp	39,792
CMBX NA BBB– Index	BBB–/P	38,247	671,000	5/11/63	300 bp	37,900
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	77,713	701,000	5/11/63	300 bp	77,351
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	595	83,000	5/11/63	300 bp	552
CMBX NA BBB– Index	BBB–/P	672	115,000	5/11/63	300 bp	613
CMBX NA BBB– Index	BBB–/P	561	123,000	5/11/63	300 bp	497
CMBX NA BBB– Index	BBB–/P	394	172,000	5/11/63	300 bp	305
CMBX NA BBB– Index	BBB–/P	329	253,000	5/11/63	300 bp	198
CMBX NA BBB– Index	BBB–/P	833	255,000	5/11/63	300 bp	702
CMBX NA BBB– Index	BBB–/P	584	255,000	5/11/63	300 bp	452
CMBX NA BBB– Index	BBB–/P	(194)	296,000	5/11/63	300 bp	(347)
CMBX NA BBB– Index	BBB–/P	6,563	343,000	5/11/63	300 bp	6,386
CMBX NA BBB– Index	BBB–/P	(2,348)	551,000	5/11/63	300 bp	(2,632)
CMBX NA BBB– Index	BBB–/P	48,395	608,000	5/11/63	300 bp	48,081
CMBX NA BBB– Index	BBB–/P	7,303	629,000	5/11/63	300 bp	6,978
CMBX NA BBB– Index	BBB–/P	48,442	665,000	5/11/63	300 bp	48,098
CMBX NA BBB– Index	BBB–/P	11,523	750,000	5/11/63	300 bp	11,136
CMBX NA BBB– Index	BBB–/P	85,870	760,000	5/11/63	300 bp	85,478
CMBX NA BBB– Index	BBB–/P	62,716	786,000	5/11/63	300 bp	62,310

Premier Income Trust     73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$61,012	$788,000	5/11/63	300 bp	$60,605
CMBX NA BBB– Index	BBB–/P	51,903	789,000	5/11/63	300 bp	51,495
CMBX NA BBB– Index	BBB–/P	61,004	796,000	5/11/63	300 bp	60,593
CMBX NA BBB– Index	BBB–/P	24,251	797,000	5/11/63	300 bp	23,839
CMBX NA BBB– Index	BBB–/P	14,042	797,000	5/11/63	300 bp	13,631
CMBX NA BBB– Index	BBB–/P	66,890	1,630,000	5/11/63	300 bp	66,048
CMBX NA BBB– Index	BBB–/P	1,065	43,000	1/17/47	300 bp	62
CMBX NA BBB– Index	BBB–/P	2,032	115,000	1/17/47	300 bp	(659)
CMBX NA BBB– Index	BBB–/P	3,715	152,000	1/17/47	300 bp	171
CMBX NA BBB– Index	BBB–/P	3,784	160,000	1/17/47	300 bp	53
CMBX NA BB Index	—	(4,352)	833,000	5/11/63	(500 bp)	(1,580)
CMBX NA BB Index	—	(10,758)	616,000	5/11/63	(500 bp)	(8,708)
CMBX NA BB Index	—	7,965	515,000	5/11/63	(500 bp)	9,678
CMBX NA BB Index	—	13,547	513,000	5/11/63	(500 bp)	15,254
CMBX NA BB Index	—	5,272	510,000	5/11/63	(500 bp)	6,969
CMBX NA BB Index	—	(2,536)	278,000	5/11/63	(500 bp)	(1,611)
CMBX NA BB Index	—	(2,119)	276,000	5/11/63	(500 bp)	(1,201)
CMBX NA BB Index	—	(2,644)	276,000	5/11/63	(500 bp)	(1,726)
CMBX NA BB Index	—	5,159	258,000	5/11/63	(500 bp)	6,018
CMBX NA BB Index	—	(659)	181,000	5/11/63	(500 bp)	(57)
CMBX NA BB Index	—	(11,870)	612,000	5/11/63	(500 bp)	(9,833)
CMBX NA BBB– Index	BBB–/P	(1,615)	268,000	5/11/63	300 bp	(1,754)
CMBX NA BBB– Index	BBB–/P	(2,594)	272,000	5/11/63	300 bp	(2,735)
CMBX NA BBB– Index	BBB–/P	(1,672)	494,000	5/11/63	300 bp	(1,927)
CMBX NA BBB– Index	BBB–/P	(4,326)	517,000	5/11/63	300 bp	(4,594)
CMBX NA BBB– Index	BBB–/P	6,197	520,000	5/11/63	300 bp	5,928
CMBX NA BBB– Index	BBB–/P	5,170	520,000	5/11/63	300 bp	4,901
74     Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$24,887	$520,000	5/11/63	300 bp	$24,618
CMBX NA BBB– Index	BBB–/P	(4,981)	532,000	5/11/63	300 bp	(5,255)
CMBX NA BBB– Index	BBB–/P	(5,339)	533,000	5/11/63	300 bp	(5,615)
CMBX NA BBB– Index	BBB–/P	(1,788)	536,000	5/11/63	300 bp	(2,065)
CMBX NA BBB– Index	BBB–/P	(1,792)	536,000	5/11/63	300 bp	(2,069)
CMBX NA BBB– Index	BBB–/P	1,476	547,000	5/11/63	300 bp	1,193
CMBX NA BBB– Index	BBB–/P	(10,948)	606,000	5/11/63	300 bp	(11,261)
CMBX NA BBB– Index	BBB–/P	422	608,000	5/11/63	300 bp	108
CMBX NA BBB– Index	BBB–/P	2,109	609,000	5/11/63	300 bp	1,795
CMBX NA BBB– Index	BBB–/P	3,733	615,000	5/11/63	300 bp	3,415
CMBX NA BBB– Index	BBB–/P	14,943	628,000	5/11/63	300 bp	14,619
CMBX NA BBB– Index	BBB–/P	2,956	638,000	5/11/63	300 bp	2,626
CMBX NA BBB– Index	BBB–/P	438	658,000	5/11/63	300 bp	98
CMBX NA BBB– Index	BBB–/P	3,668	792,000	5/11/63	300 bp	3,259
CMBX NA BBB– Index	BBB–/P	(8,056)	802,000	5/11/63	300 bp	(8,471)
CMBX NA BBB– Index	BBB–/P	1,509	1,137,000	5/11/63	300 bp	922
CMBX NA BBB– Index	BBB–/P	(23,329)	1,205,000	5/11/63	300 bp	(23,952)
CMBX NA BBB– Index	BBB–/P	(18,666)	1,238,000	5/11/63	300 bp	(19,306)
CMBX NA BBB– Index	BBB–/P	(15,354)	1,246,000	5/11/63	300 bp	(15,998)
Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	(488)	107,000	5/11/63	300 bp	(544)
CMBX NA BBB– Index	BBB–/P	321	123,000	5/11/63	300 bp	257
CMBX NA BBB– Index	BBB–/P	(5,851)	846,000	5/11/63	300 bp	(6,288)

Premier Income Trust     75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$1,834	$68,000	1/17/47	300 bp	$248
CMBX NA BB Index	—	(5,185)	489,000	5/11/63	(500 bp)	(3,558)
CMBX NA BB Index	—	(2,651)	276,000	5/11/63	(500 bp)	(1,732)
CMBX NA BB Index	—	5,834	258,000	5/11/63	(500 bp)	6,692
CMBX NA BB Index	—	100	82,000	5/11/63	(500 bp)	372
CMBX NA BBB– Index	BBB–/P	(206)	77,000	5/11/63	300 bp	(246)
CMBX NA BBB– Index	BBB–/P	(2,967)	272,000	5/11/63	300 bp	(3,108)
CMBX NA BBB– Index	BBB–/P	(4,153)	517,000	5/11/63	300 bp	(4,420)
CMBX NA BBB– Index	BBB–/P	3,144	527,000	5/11/63	300 bp	2,872
CMBX NA BBB– Index	BBB–/P	(4,959)	530,000	5/11/63	300 bp	(5,233)
CMBX NA BBB– Index	BBB–/P	(5,315)	530,000	5/11/63	300 bp	(5,589)
CMBX NA BBB– Index	BBB–/P	(5,315)	530,000	5/11/63	300 bp	(5,589)
CMBX NA BBB– Index	BBB–/P	(2,151)	536,000	5/11/63	300 bp	(2,428)
CMBX NA BBB– Index	BBB–/P	6,683	585,000	5/11/63	300 bp	6,380
CMBX NA BBB– Index	BBB–/P	(10,103)	606,000	5/11/63	300 bp	(10,408)
Total		$680,214				$680,214
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at January 31, 2015. Securities rated by Putnam are indicated by “/P.”

76     Premier Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$—	$—	$23,241
Energy	—	—	1,836
Total common stocks	—	—	25,077
Convertible bonds and notes	—	278,731	—
Corporate bonds and notes	—	230,209,570	13
Foreign government and agency bonds and notes	—	74,591,787	—
Mortgage-backed securities	—	315,321,379	75,200
Preferred stocks	427,770	1,043,478	—
Purchased options outstanding	—	933,100	—
Purchased swap options outstanding	—	8,266,716	—
Senior loans	—	15,504,418	—
U.S. government and agency mortgage obligations	—	660,677,981	—
U.S. treasury obligations	—	460,562	—
Short-term investments	27,076,653	29,854,307	—
Totals by level	$27,504,423	$1,337,142,029	$100,290

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$8,918,828	$—
Futures contracts	(191,120)	—	—
Written options outstanding	—	(823,200)	—
Written swap options outstanding	—	(8,811,406)	—
Forward premium swap option contracts	—	(196,043)	—
TBA sale commitments	—	(365,508,851)	—
Interest rate swap contracts	—	(36,520,146)	—
Total return swap contracts	—	(2,085,594)	—
Credit default contracts	—	(11,843)	—
Totals by level	$(191,120)	$(405,038,255)	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Premier Income Trust     77

Statement of assets and liabilities 1/31/15 (Unaudited)
ASSETS
Investment in securities, at value, including of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,352,941,957)	$1,342,101,089
Affiliated issuers (identified cost $22,645,653) (Notes 1 and 5)	22,645,653
Cash	147,839
Foreign currency (cost $368,898) (Note 1)	368,528
Dividends, interest and other receivables	9,931,954
Receivable for investments sold	243,620,460
Receivable for sales of delayed delivery securities (Note 1)	128,966,281
Receivable for variation margin (Note 1)	5,590,132
Unrealized appreciation on forward currency contracts (Note 1)	18,595,796
Unrealized appreciation on OTC swap contracts (Note 1)	9,283,530
Premium paid on OTC swap contracts (Note 1)	187,284
Total assets	1,781,438,546
LIABILITIES
Payable for investments purchased	243,477,981
Payable for purchases of delayed delivery securities (Note 1)	428,190,053
Payable for compensation of Manager (Note 2)	1,257,421
Payable for custodian fees (Note 2)	29,411
Payable for investor servicing fees (Note 2)	59,486
Payable for shares of the fund repurchased (Note 4)	851,734
Payable for Trustee compensation and expenses (Note 2)	259,821
Payable for administrative services (Note 2)	6,022
Payable for variation margin (Note 1)	8,292,670
Distributions payable to shareholders	3,160,468
Unrealized depreciation on OTC swap contracts (Note 1)	9,887,929
Premium received on OTC swap contracts (Note 1)	1,007,355
Unrealized depreciation on forward currency contracts (Note 1)	9,676,968
Unrealized depreciation on forward premium swap option contracts (Note 1)	196,043
Written options outstanding, at value (premiums $12,752,773) (Notes 1 and 3)	9,634,606
TBA sale commitments, at value (proceeds receivable $363,735,742) (Note 1)	365,508,851
Collateral on certain derivative contracts, at value (Note 1)	4,891,562
Other accrued expenses	173,995
Total liabilities	1,086,562,376
Net assets	$694,876,170

(Continued on next page)

The accompanying notes are an integral part of these financial statements.

78     Premier Income Trust

Statement of assets and liabilities (Continued)
REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$954,356,616
Distributions in excess of net investment income (Note 1)	(3,447,506)
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(238,029,171)
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(18,003,769)
Total — Representing net assets applicable to capital shares outstanding	$694,876,170
COMPUTATION OF NET ASSET VALUE
Net asset value per share ($694,876,170 divided by 121,181,704 shares)	$5.73

The accompanying notes are an integral part of these financial statements.

Premier Income Trust     79

Statement of operations Six months ended 1/31/15 (Unaudited)
INVESTMENT INCOME
Interest (net of foreign tax of $917 ) (including interest income of $6,664 from investments in affiliated issuers) (Note 5)	$21,246,846
Dividends	62,732
Total investment income	21,309,578
EXPENSES
Compensation of Manager (Note 2)	2,643,617
Investor servicing fees (Note 2)	184,757
Custodian fees (Note 2)	59,637
Trustee compensation and expenses (Note 2)	4,892
Administrative services (Note 2)	10,854
Other	243,705
Total expenses	3,147,462
Expense reduction (Note 2)	—
Net expenses	3,147,462
Net investment income	18,162,116

Net realized gain on investments (Notes 1 and 3)	9,579,549
Net realized loss on swap contracts (Note 1)	(1,961,422)
Net realized loss on futures contracts (Note 1)	(10,041,975)
Net realized gain on foreign currency transactions (Note 1)	15,184,526
Net realized loss on written options (Notes 1 and 3)	(4,876,846)
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	7,847,240
Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the period	(73,760,443)
Net loss on investments	(58,029,371)
Net decrease in net assets resulting from operations	$(39,867,255)

The accompanying notes are an integral part of these financial statements.

80     Premier Income Trust

Statement of changes in net assets
DECREASE IN NET ASSETS	Six months ended 1/31/15*	Year ended 7/31/14
Operations:
Net investment income	$18,162,116	$41,854,059
Net realized gain (loss) on investments and foreign currency transactions	7,883,832	(11,263,859)
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(65,913,203)	32,884,735
Net increase (decrease) in net assets resulting from operations	(39,867,255)	63,474,935
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(19,175,724)	(40,895,646)
Decrease from shares repurchased (Note 4)	(21,898,246)	(72,195,197)
Total decrease in net assets	(80,941,225)	(49,615,908)
NET ASSETS
Beginning of period	775,817,395	825,433,303
End of period (including distributions in excess of net investment income of $3,447,506 and $2,433,898, respectively)	$694,876,170	$775,817,395
NUMBER OF FUND SHARES
Shares outstanding at beginning of period	125,224,458	138,455,453
Shares repurchased (Note 4)	(4,042,754)	(13,230,995)
Shares outstanding at end of period	121,181,704	125,224,458
* Unaudited.

The accompanying notes are an integral part of these financial statements.

Premier Income Trust     81

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
Six months ended**				Year ended
	1/31/15	7/31/14	7/31/13	7/31/12	7/31/11	7/31/10
Net asset value, beginning of period	$6.20	$5.96	$5.76	$6.17	$6.31	$5.73
Investment operations:
Net investment income[a]	.15	.32	.32	.27	.45	.61
Net realized and unrealized gain (loss) on investments	(.48)	.17	.19	(.28)	.09	.81
Total from investment operations	(.33)	.49	.51	(.01)	.54	1.42
Less distributions:
From net investment income	(.16)	(.31)	(.33)	(.34)	(.68)	(.84)
From return of capital	—	—	—	(.06)	—	—
Total distributions	(.16)	(.31)	(.33)	(.40)	(.68)	(.84)
Increase from shares repurchased	.02	.06	.02	—	—	—
Net asset value, end of period	$5.73	$6.20	$5.96	$5.76	$6.17	$6.31
Market price, end of period	$5.14	$5.47	$5.25	$5.63	$6.09	$6.67
Total return at market price (%)[b]	(3.29) *	10.29	(1.06)	(0.63)	1.45	42.21
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$694,876	$775,817	$825,433	$818,077	$874,404	$887,215
Ratio of expenses to average net assets (%)[c]	.43 *	.90	.86	.88	.85	.87 [e]
Ratio of net investment income to average net assets (%)	2.46 *	5.23	5.49	4.80	7.16	9.78
Portfolio turnover (%)	241 *[d]	189 [f]	215 [f]	153 [f]	294 [f]	85 [f]

* Not annualized.

** Unaudited.

a   Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b   Total return assumes dividend reinvestment.

c   Includes amounts paid through expense offset arrangements, if any (Note 2).

d   Portfolio turnover includes TBA purchase and sale commitments.

e   Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% of average net assets for the period ended July 31, 2010.

f   Portfolio turnover excludes TBA purchase and sales commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
July 31, 2014	485%
July 31, 2013	586
July 31, 2012	458
July 31, 2011	468
July 31, 2010	164

The accompanying notes are an integral part of these financial statements.

Premier Income Trust     82

Notes to financial statements 1/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2014 through January 31, 2015.

Putnam Premier Income Trust (the fund) is a non-diversified Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non–diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days,

Premier Income Trust     83

the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent

84     Premier Income Trust

amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning, and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books.

Premier Income Trust     85

An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation, and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk, and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit

86     Premier Income Trust

event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $5,691,933 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities

Premier Income Trust     87

as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,576,367 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $5,450,871 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2014, the fund had a capital loss carryover of $220,565,153 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$27,727,300	$23,919,351	$51,646,651	*
6,338,093	N/A	6,338,093	July 31, 2015
17,302,669	N/A	17,302,669	July 31, 2016
58,742,308	N/A	58,742,308	July 31, 2017
86,535,432	N/A	86,535,432	July 31, 2018

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

88     Premier Income Trust

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $15,226,292 recognized during the period between November 1, 2013 and July 31, 2014 to its fiscal year ending July 31, 2015.

The aggregate identified cost on a tax basis is $1,387,357,444, resulting in gross unrealized appreciation and depreciation of $32,017,095 and $54,627,797, respectively, or net unrealized depreciation of $22,610,702.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.750%	of the first $500 million of average net assets,
0.650%	of the next $500 million of average net assets,
0.600%	of the next $500 million of average net assets,
0.550%	of the next $5 billion of average net assets,
0.525%	of the next $5 billion of average net assets,
0.505%	of the next $5 billion of average net assets,
0.490%	of the next $5 billion of average net assets,
0.480%	of the next $5 billion of average net assets,
0.470%	of the next $5 billion of average net assets,
0.460%	of the next $5 billion of average net assets,
0.450%	of the next $5 billion of average net assets,
0.440%	of the next $5 billion of average net assets,
0.430%	of the next $8.5 billion of average net assets and
0.420%	of any excess thereafter.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $402, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Premier Income Trust     89

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,226,810,394	$2,048,635,356
U.S. government securities (Long-term)	—	—
Total	$2,226,810,394	$2,048,635,356

Written option transactions during the reporting period are summarized as follows:

	Written swap option contract amounts	Written swap option premiums	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$821,892,200	$9,052,276	$763,000,000	$3,482,305
Options opened	2,257,780,150	15,983,298	790,000,000	5,084,687
Options exercised	(238,586,600)	(1,407,518)	—	—
Options expired	(21,248,000)	—	(761,000,000)	(2,813,281)
Options closed	(2,180,034,500)	(13,652,626)	(392,000,000)	(2,976,367)
Written options outstanding at the end of the reporting period	$639,803,250	$9,975,430	$400,000,000	$2,777,344

Note 4: Shares repurchased

In September 2014, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2015 (based on shares outstanding as of October 7, 2014). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2014 (based on shares outstanding as of October 7, 2013). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 4,042,754 common shares for an aggregate purchase price of $21,898,246, which reflects a weighted-average discount from net asset value per share of 10.08%.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,998 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $11,449 based on net asset value.

90     Premier Income Trust

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$15,660,350	$141,050,972	$134,065,669	$6,664	$22,645,653
Totals	$15,660,350	$141,050,972	$134,065,669	$6,664	$22,645,653

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$199,000,000
Purchased swap option contracts (contract amount)	$694,800,000
Written TBA commitment option contracts (contract amount) (Note 3)	$384,100,000
Written swap option contracts (contract amount) (Note 3)	$663,600,000
Futures contracts (number of contracts)	900
Forward currency contracts (contract amount)	$849,100,000
OTC interest rate swap contracts (notional)	$310,000,000
Centrally cleared interest rate swap contracts (notional)	$2,689,100,000
OTC total return swap contracts (notional)	$386,100,000
OTC credit default contracts (notional)	$40,600,000
Centrally cleared credit default contracts (notional)	$—*
Warrants (number of warrants)	20

*For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

Premier Income Trust     91

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables	$19,874	Payables	$31,717
Foreign exchange contracts	Receivables	18,595,796	Payables	9,676,968
Interest rate contracts	Investments, Receivables, Net assets — Unrealized appreciation	49,178,758*	Payables, Net assets — Unrealized depreciation	88,606,451*
Total		$67,794,428		$98,315,136

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(347,295)	$(347,295)
Foreign exchange contracts	—	—	—	15,314,681	—	$15,314,681
Equity contracts	12,397	(177,720)	—	—	—	$(165,323)
Interest rate contracts	—	(3,988,606)	(10,041,975)	—	(1,614,127)	$(15,644,708)
Total	$12,397	$(4,166,326)	$(10,041,975)	$15,314,681	$(1,961,422)	$(842,645)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$460,732	$460,732
Foreign exchange contracts	—	—	—	7,727,030	—	$7,727,030
Equity contracts	(13,256)	—	—	—	—	$(13,256)
Interest rate contracts	—	1,569,950	1,570,225	—	(18,422,815)	$(15,282,640)
Total	$(13,256)	$1,569,950	$1,570,225	$7,727,030	$(17,962,083)	$(7,108,134)

92     Premier Income Trust

This page left blank intentionally.

Premier Income Trust     93

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Interest rate swap contracts*#	$302,465	$—	$—	$1,700,511	$988,474	$201,376	$769,310	$—	$1,513,372	$—	$—	$—	$—	$—	$5,475,508
Centrally cleared interest rate swap contracts§	—	—	5,590,132	—	—	—	—	—	—	—	—	—	—	—	5,590,132
OTC Total return swap contracts*#	—	274,594	—	919,680	1,586,762	—	88,056	—	88,060	—	—	—	—	—	2,957,152
OTC Credit default contracts*#	—	—	—	—	16,198	—	3,676	—	—	—	—	—	—	—	19,874
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	1,254,028	589,567	—	936,498	2,433,893	1,452,042	2,274,962	838,294	3,488,630	—	1,863,450	1,132,161	1,339,285	992,986	18,595,796
Forward premium swap option contracts#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Purchased swap options**#	376,578	606	—	1,779,679	5,678,392	—	431,461	—	—	—	—	—	—	—	8,266,716
Purchased options**#	—	—	—	—	—	—	—	—	933,100	—	—	—	—	—	933,100
Total Assets	$1,933,071	$864,767	$5,590,132	$5,336,368	$10,703,719	$1,653,418	$3,567,465	$838,294	$6,023,162	$—	$1,863,450	$1,132,161	$1,339,285	$992,986	$41,838,278
Liabilities:
OTC Interest rate swap contracts*#	—	—	—	984,066	104,415	2,762,871	332,077	—	619,112	—	—	—	—	—	4,802,541
Centrally cleared interest rate swap contracts§	—	—	8,210,730	—	—	—	—	—	—	—	—	—	—	—	8,210,730
OTC Total return swap contracts*#	—	861,815	—	871,532	1,728,036	5,363	924,021	—	651,979	—	—	—	—	—	5,042,746
OTC Credit default contracts*#	926	362	—	—	25,859	—	4,570	—	—	—	—	—	—	—	31,717
Futures contracts§	—	—	—	—	—	—	—	—	—	81,940	—	—	—	—	81,940
Forward currency contracts#	73,466	544,196	—	199,590	2,010,167	930,311	1,134,336	361,254	2,497,996	—	210,001	963,965	567,576	184,110	9,676,968
Forward premium swap option contracts#	—	—	—	—	—	—	73,718	—	122,325	—	—	—	—	—	196,043
Written swap options#	484,178	4,194	—	3,029	2,936,939	—	1,089,076	—	4,293,990	—	—	—	—	—	8,811,406
Written options#	—	—	—	—	—	—	—	—	823,200	—	—	—	—	—	823,200
Total Liabilities	$558,570	$1,410,567	$8,210,730	$2,058,217	$6,805,416	$3,698,545	$3,557,798	$361,254	$9,008,602	$81,940	$210,001	$963,965	$567,576	$184,110	$37,677,291
Total Financial and Derivative Net Assets	$1,374,501	$(545,800)	$(2,620,598)	$3,278,151	$3,898,303	$(2,045,127)	$9,667	$477,040	$(2,985,440)	$(81,940)	$1,653,449	$168,196	$771,709	$808,876	$4,160,987
Total collateral received (pledged)†##	$1,090,000	$(545,800)	$—	$2,640,000	$3,658,093	$(1,894,932)	$9,667	$460,562	$(2,949,962)	$—	$1,547,481	$—	$771,709	$—
Net amount	$284,501	$—	$(2,620,598)	$638,151	$240,210	$(150,195)	$—	$16,478	$(35,478)	$(81,940)	$105,968	$168,196	$—	$808,876

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

94	Premier Income Trust	Premier Income Trust	95

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

96     Premier Income Trust

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Premier Income Trust     97

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

98     Premier Income Trust

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Premier Income Trust     99

This page left blank intentionally.

100     Premier Income Trust

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA708
292753 3/15

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 – August 31, 2014	1,000,494	$5.47	1,000,494	2,425,709
September 1 – September 30, 2014	981,751	$5.54	981,751	1,443,958
October 1 – October 7, 2014	—	—	—	1,443,958
October 8 – October 31, 2014	550,919	$5.41	550,919	11,773,302
November 1 – November 30, 2014	368,445	$5.44	368,445	11,404,857
December 1 – December 31, 2014	499,539	$5.31	499,539	10,905,318
January 1 – January 31, 2015	641,606	$5.23	641,606	10,263,712

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2013, which was in effect between October 8, 2013 and October 7, 2014, allowed the fund to repurchase up to 13,533,140 of its shares. The program renewed by the Board in September 2014, which is in effect between October 8, 2014 and October 7, 2015, allows the fund to repurchase up to 12,324,221 of its shares.

**	Information prior to October 7, 2014 is based on the total number of shares eligible for repurchase under the program, as amended through September 2013. Information from October 8, 2014 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2014.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 31, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 31, 2015